As filed with the Securities and Exchange Commission on August 26, 2003

                                                       Registration Nos. 33-6931
                                                                        811-4727
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                           SECURITIES ACT OF 1933                            |X|
                           PRE-EFFECTIVE AMENDMENT NO.

                       POST-EFFECTIVE AMENDMENT NO. 45                       |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE

                       INVESTMENT COMPANY ACT OF 1940                        |X|
                               AMENDMENT NO. 46                              |X|

                        (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                      PHOENIX STRATEGIC EQUITY SERIES FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -----------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS     01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)
                C/O PHOENIX EQUITY PLANNING--SHAREHOLDER SERVICES

                                 (800) 243-1574
                    (REGISTRANT'S TELEPHONE NUMBER, INCLUDING
                                   AREA CODE)

                               -----------------


                              JOHN R. FLORES, ESQ.
                         PHOENIX LIFE INSURANCE COMPANY

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------


   It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
   [X] on August 28, 2003 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on _____________ pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)

   [ ] on      pursuant to paragraph (a)(2) of Rule 485.
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)
                        UNDER THE SECURITIES ACT OF 1933

                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                          PROSPECTUS CAPTION
-----------------------------                                          ------------------

1.    Front and Back Cover Pages................................       Cover Page, Back Cover Page
2.    Risk/Return Summary: Investments, Risks, Performance......       Investment Risk and Return Summary
3.    Risk/Return Summary: Fee Table............................       Fund Expenses
4.    Investment Objectives, Principal Investment Strategies,
      and Related Risks.........................................       Investment Risk and Return Summary
5.    Management's Discussion of Fund Performance...............       Performance Tables
6.    Management, Organization, and Capital Structure...........       Management of the Fund
7.    Shareholder Information...................................       Pricing of Fund Shares; Sales Charges; Your
                                                                       Account; How to Buy Shares; How to Sell Shares;
                                                                       Things to Know When Selling Shares; Account
                                                                       Policies; Investor Services; Tax Status of Distributions
8.    Distribution Arrangements.................................       Sales Charges
9.    Financial Highlights Information..........................       Financial Highlights

                                                          PART B
                                INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                          STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                          -------------------------------------------

10.   Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.   Fund History.............................................        The Fund
12.   Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                       Restrictions
13.   Management of the Fund...................................        Management of the Fund
14.   Control Persons and Principal Holders of Securities......        Management of the Fund
15.   Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                       Distribution Plans; Other Information
16.   Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.   Capital Stock and Other Securities......................         Other Information
18.   Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                       Account Services; How to Redeem Shares; Tax
                                                                       Sheltered Retirement Plans
19.   Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.   Underwriters.............................................        The Distributor
21.   Calculation of Performance Data..........................        Performance Information
22.   Financial Statements.....................................        Financial Statements

                                                               PART C
                       INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM,
                                       SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

Prospectus

> AUGUST 28, 2003



o SENECA o

Phoenix-Seneca Growth Fund

Phoenix-Seneca Strategic Theme Fund


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                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           determined if this prospectus is
                                           truthful or complete. Any
                                           representation to the contrary is a
                                           criminal offense.

                                           This prospectus contains important
                                           information that you should know
                                           before investing in Phoenix-Seneca
[LOGO] PHOENIX                             Growth Fund and Phoenix-Seneca
       INVESTMENT PARTNERS, LTD.           Strategic Theme Fund. Please read it
                                           carefully and retain it for future
       Committed to Investor Success(SM)   reference.

PHOENIX STRATEGIC EQUITY SERIES FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS
Phoenix-Seneca Growth Fund
  Investment Risk and Return Summary................  1
  Fund Expenses.....................................  4
Phoenix-Seneca Strategic Theme Fund
  Investment Risk and Return Summary................  6
  Fund Expenses..................................... 10
Additional Investment Techniques.................... 12
Management of the Funds............................. 13
Pricing of Fund Shares.............................. 15
Sales Charges....................................... 16

Your Account........................................ 19
How to Buy Shares................................... 20
How to Sell Shares.................................. 21
Things You Should Know When Selling Shares.......... 21
Account Policies.................................... 23
Investor Services................................... 24
Tax Status of Distributions......................... 25
Financial Highlights................................ 26

PHOENIX-SENECA GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
Phoenix-Seneca Growth Fund has an investment objective of long-term capital growth. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, the fund will invest at least 65% of its assets in stocks of any capitalization.

> The subadviser uses a screening process to select stocks of companies that it believes are:

       o  growing earnings at accelerated rates;

       o  producing quality, sustainable earnings;

       o  reasonably valued relative to their growth rate;

       o  well managed;

       o have potential to exceed earnings expectations (so called "earnings surprisers").

>      Stocks are reviewed for sale if:

       o  earnings reports disappoint;

       o  valuation levels are unsustainable; or

       o earnings acceleration peaks.

> The fund may invest in both U.S. and foreign (non-U.S.) stocks of any type, with any capitalization and from any industry.

>      Any income derived from investments will be incidental.

> The subadviser's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When, in the subadviser's opinion, adverse market or economic conditions warrant, any part of the fund's assets may be held in cash or money market instruments, including U.S. Treasury obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its stated objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.


                                                    Phoenix-Seneca Growth Fund 1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


FOREIGN INVESTING


Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. Dollar that will fluctuate in value as a result of changes in the currency exchange rate.



GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


SMALL AND MEDIUM CAPITALIZATIONS

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


2 Phoenix-Seneca Growth Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Seneca Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                               [GRAPHIC OMITTED]


CALENDAR YEAR     ANNUAL RETURN (%)
    1997                27.87
    1998                28.80
    1999                38.91
    2000               -13.21
    2001               -14.49
    2002               -29.34

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 27.55% (quarter ending December 31, 1999) and the lowest return for a quarter was -17.67% (quarter ending June 30,
2002). Year-to-date performance (through June 30, 2003) is -11.34%.

-----------------------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION(2)
  AVERAGE ANNUAL TOTAL RETURNS                                     ----------------------------------------------
  (FOR THE PERIODS ENDED 12/31/02)(1)          1 YEAR     5 YEARS     CLASS A    CLASS B    CLASS C    CLASS X
-----------------------------------------------------------------------------------------------------------------
  Class A Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -33.40%      -2.43%      6.61%       --         --         --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)   -33.40%      -4.67%      4.02%       --         --         --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)   -20.51%      -1.76%      5.20%       --         --         --
     and Sale of Fund Shares
-----------------------------------------------------------------------------------------------------------------
  Class B Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -32.70%       --          --       -6.87%       --         --
-----------------------------------------------------------------------------------------------------------------
  Class C Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -29.91%       --          --         --        -6.66%      --
-----------------------------------------------------------------------------------------------------------------
  Class X Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -29.22%     -0.99%        --          --        --         8.01%
-----------------------------------------------------------------------------------------------------------------
  S&P 500 Index(4)                            -22.10%     -0.56%       6.60%     -4.43%      -4.43%      6.60%
-----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class A Shares and Class X Shares since March 8, 1996, Class B Shares and Class C Shares since July 1, 1998.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.

                                                    Phoenix-Seneca Growth Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A      CLASS B       CLASS C       CLASS X
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 5.75%         None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None         5%(a)         1%(b)          None
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                     None          None          None          None
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None
                                                          --------------------------------------------------------

                                                             CLASS A      CLASS B       CLASS C       CLASS X
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                               0.70%        0.70%          0.70%        0.70%
Distribution and Service (12b-1) Fees(c)                      0.25%        1.00%          1.00%         None

Other Expenses                                                0.43%        0.43%         0.43%         0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.38%        2.13%         2.13%         1.13%


---------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4 Phoenix-Seneca Growth Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $707                  $987                  $1,287                $2,137
-----------------------------------------------------------------------------------------------------------------
   Class B                      $616                  $867                  $1,144                $2,271
-----------------------------------------------------------------------------------------------------------------
   Class C                      $316                  $667                  $1,144                $2,462
-----------------------------------------------------------------------------------------------------------------
   Class X                      $115                  $359                   $622                 $1,375
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $216                  $667                  $1,144                $2,271
-----------------------------------------------------------------------------------------------------------------
   Class C                      $216                  $667                  $1,144                $2,462
-----------------------------------------------------------------------------------------------------------------



                                                    Phoenix-Seneca Growth Fund 5

PHOENIX-SENECA STRATEGIC THEME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Seneca Strategic Theme Fund has an investment objective of long-term capital growth. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> The fund invests primarily in stocks of U.S. and foreign (non-U.S.) companies of any capitalization that the subadviser believes are well positioned to benefit from cultural, demographic, regulatory, social, or technological changes worldwide and that offer growth potential.

> The subadviser establishes strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes that generally reflect trends that appear likely to drive stocks:

       o  with similar technologies and products;

       o that embody social, economic, political and technological considerations; or

       o that present a visionary idea or creative solution.

       The themes should offer substantial appreciation potential and exhibit some independence from economic cycles.

> The subadviser seeks to identify companies which are well positioned to benefit from an investment theme and are:

       o  growing earnings at accelerated rates;

       o  producing quality, sustainable earnings; and

       o  reasonably valued relative to their growth rate.

> More than one theme may be pursued at a time and themes may change when the subadviser believes that the theme is saturated or fully exploited.

> The subadviser's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When, in the subadviser's opinion, adverse market conditions warrant, investments may be made in fixed income securities with or without warrants or conversion features. The fund may also pursue a policy of retaining cash or investing all or part


6 Phoenix-Seneca Strategic Theme Fund
of its assets in cash equivalents. When this allocation happens, the fund may not achieve its stated objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


FOREIGN INVESTING


Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. Dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL CAPITALIZATIONS

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


THEME INVESTING

Theme investing is dependent upon the subadviser's ability to anticipate emerging market trends, exploit such investment opportunities and to thereafter, sell securities once the theme is saturated.

There is no assurance that the themes selected will increase as the market increases.


                                           Phoenix-Seneca Strategic Theme Fund 7

If a limited number of themes are selected for fund investment, adverse economic, political or regulatory developments may have a greater adverse effect on the fund than if the fund invested in a larger number of themes.

Themes not selected for investment may prove more profitable than themes selected for investment by the subadviser.


8 Phoenix-Seneca Strategic Theme Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Seneca Strategic Theme Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                                [GRAPHIC OMITTED]


      CALENDAR YEAR             ANNUAL RETURN(%)
          1996                        15.19
          1997                        17.05
          1998                        44.52
          1999                        52.15
          2000                       -12.54
          2001                       -28.07
          2002                       -35.52

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 37.17% (quarter ending December 31, 1998) and the lowest return for a quarter was -31.55% (quarter ending September 30, 2001). Year-to-date performance (through June 30, 2003) is 17.08%.

-----------------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION(2)
  AVERAGE ANNUAL TOTAL RETURNS                                          -----------------------------------------
  (FOR THE PERIODS ENDED 12/31/02)(1)           1 YEAR       5 YEARS       CLASS A      CLASS B       CLASS C
-----------------------------------------------------------------------------------------------------------------
  Class A Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                        -39.22%        -3.41%        3.06%         --            --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)     -39.22%        -6.56%       -0.23%         --            --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)     -24.08%        -2.68%        2.03%         --            --
     and Sale of Fund Shares
-----------------------------------------------------------------------------------------------------------------
  Class B Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                        -38.51%        -2.98%         --          3.15%          --
-----------------------------------------------------------------------------------------------------------------
  Class C Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                        -36.02%        -2.97          --           --          -3.41%
-----------------------------------------------------------------------------------------------------------------
 S&P 500 Index(4)                               -22.10%        -0.56%        7.60%        7.60%         0.15%
-----------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(5)                   -27.88%        -3.84%        4.68%        4.68%        -3.23%

-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class A Shares and Class B Shares since October 16, 1995 and Class C Shares since November 3, 1997.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.
(5) The Russell 1000 Growth Index is an unmanaged, commonly used measure of large-capitalization, growth-oriented stock total return performance. Index performance does not reflect sales charges.


                                           Phoenix-Seneca Strategic Theme Fund 9

FUND EXPENSES
--------------------------------------------------------------------------------


                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%              None              None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             5%(a)             1%(b)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                        None              None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.75%             0.75%             0.75%
Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%             1.00%
Other Expenses                                                  0.60%             0.60%             0.60%
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.60%             2.35%             2.35%


---------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


10 Phoenix-Seneca Strategic Theme Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $728                 $1,051                 $1,396                $2,366
-----------------------------------------------------------------------------------------------------------------
   Class B                      $638                  $933                  $1,255                $2,499
-----------------------------------------------------------------------------------------------------------------
   Class C                      $338                  $733                  $1,255                $2,686

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $238                  $733                  $1,255                $2,499
-----------------------------------------------------------------------------------------------------------------
   Class C                      $238                  $733                  $1,255                $2,686

-----------------------------------------------------------------------------------------------------------------


                                          Phoenix-Seneca Strategic Theme Fund 11

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------



In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Seneca Growth Fund (the "Growth Fund") and the Phoenix-Seneca Strategic Theme Fund (the "Strategic Theme Fund") may engage in the following investment techniques:



CONVERTIBLE SECURITIES

Each of the funds may invest in convertible securities. Convertible securities have several unique investment characteristics, such as:

       o Higher yields than common stocks but lower yields than comparable nonconvertible securities;

       o Typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts; and

       o The potential for capital appreciation if the market price of the underlying common stock increases.


DERIVATIVES

The funds may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivative transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.

The funds may also invest in mortgage-backed and asset-backed securities. Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.


12 Phoenix Strategic Equity Series Fund

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents risks to the funds.


SECURITIES LENDING

The funds may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the funds can suffer losses.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of June 30, 2003, Phoenix had $23.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Seneca Capital Management LLC ("Seneca") is the investment subadviser to the funds and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine mutual funds and as investment adviser to institutions and individuals. As of June 30, 2003, Seneca had $13 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.


Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the funds' investment program and the general operations of the funds. Seneca, as subadviser, is responsible for day-to-day management of each fund's portfolio. Seneca manages each fund's assets to conform with the investment policies as described in this prospectus. The funds pay Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


                                         Phoenix Strategic Equity Series Fund 13

-----------------------------------------------------------------------------------------------------------------
                                    $1st billion           $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Growth Fund                         0.70%                           0.65%                      0.60%
-----------------------------------------------------------------------------------------------------------------
   Strategic Theme Fund                0.75%                           0.70%                      0.65%
-----------------------------------------------------------------------------------------------------------------

Phoenix pays Seneca a subadvisory fee at the following rates:

------------------------------------------------------------------------------------------------------------------
                                      Up to            $184 million              $1+ billion
                                  $184 million      through $1 billion        through $2 billion     $2+ billion
------------------------------------------------------------------------------------------------------------------

   Growth Fund                         0.20%               0.35%                    0.325%              0.30%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                      Up to             $201 million          $1+ billion
                                  $201 million         to $1 billion       through $2 billion     $2+ billion
------------------------------------------------------------------------------------------------------------------
   Strategic Theme Fund                0.10%               0.375%                0.350%              0.325%
------------------------------------------------------------------------------------------------------------------


During the funds' last fiscal year, the funds paid total management fees of $1,299,110 for the Growth Fund and $1,611,590 for the Strategic Theme Fund. The ratio of management fees to average net assets for the fiscal year ended April 30, 2003 was 0.70% for the Growth Fund and 0.75% for the Strategic Theme Fund.



PORTFOLIO MANAGEMENT

Investment and trading decisions for the funds are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the funds.

Gail P. Seneca. Ms. Seneca has served as Co-Manager of the Growth Fund since January 1998 and of the Strategic Theme Fund since April 1999. She also serves as Co-Manager of the Phoenix Duff & Phelps Institutional Growth Stock Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and as a team leader for each of the Phoenix-Seneca Funds. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca, including its predecessor, GMG/Seneca Capital Management, L.P., since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank, and, from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the Fixed Income Division.

Richard D. Little. Mr. Little has served as Co-Manager of the Growth Fund since January 1998 and of the Strategic Theme Fund since April 1999. He also serves as Co-Manager of the Phoenix Duff & Phelps Institutional Growth Stock Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and as a team member for each of the Phoenix-Seneca Funds. Mr. Little has been Director of Equities with Seneca, including its predecessor, GMG/Seneca Capital Management, L.P., since December 1989. Before he joined GMG/Seneca, Mr. Little


14 Phoenix Strategic Equity Series Fund
held positions as an analyst, board member, and Regional Manager with Smith Barney, NatWest Securities, and Montgomery Securities.

Ronald K. Jacks. Mr. Jacks has served as Co-Manager of the Growth Fund since January 1998 and of the Strategic Theme Fund since April 1999. He also serves as Co-Manager of the Phoenix Duff & Phelps Institutional Growth Stock Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and as a team member for each of the Phoenix-Seneca Funds. Mr. Jacks was Secretary of the Phoenix-Seneca Funds from February 1996 through February 1998. Mr. Jacks was a Trustee of Phoenix-Seneca Funds from February 1996 through June 1997. Mr. Jacks has been a Portfolio Manager with Seneca, including its predecessor, GMG/Seneca Capital Management, L.P., since July 1990.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

        o adding the values of all securities and other assets of the fund,

        o subtracting liabilities, and

        o dividing the result by the total number of outstanding shares of the fund.


Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each


                                         Phoenix Strategic Equity Series Fund 15
class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Presently, three classes of shares are offered of the Strategic Theme Fund and four classes of shares are offered of the Growth Fund. Each class of shares has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


16 Phoenix Strategic Equity Series Fund

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than the breakpoint amounts described below. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts is found in the Funds' Statement of Additional Information in the section entitled "How to Purchase Shares." This information and the Funds' Statement of Additional Information may be obtained from the Individual Investors portion of the Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

CLASS X SHARES. Class X Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. If you are eligible to purchase and do purchase Class X Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class X Shares. For additional information about purchasing Class X Shares, please contact Mutual Fund Services by calling (800) 243-1574.


                                         Phoenix Strategic Equity Series Fund 17

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                 SALES CHARGE AS
                                                 A PERCENTAGE OF
                                   ---------------------------------------------
AMOUNT OF                                                               NET
TRANSACTION                         OFFERING                           AMOUNT
AT OFFERING PRICE                    PRICE                            INVESTED
--------------------------------------------------------------------------------
Under $50,000                          5.75%                             6.10%
$50,000 but under $100,000             4.75                              4.99
$100,000 but under $250,000            3.75                              3.90
$250,000 but under $500,000            2.75                              2.83
$500,000 but under $1,000,000          2.00                              2.04
$1,000,000 or more                    None                              None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

  YEAR          1           2           3            4           5            6+
--------------------------------------------------------------------------------
CDSC            5%          4%          3%           2%          2%           0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

  YEAR          1           2+
--------------------------------------------------------------------------------
CDSC            1%          0%


18 Phoenix Strategic Equity Series Fund

YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class X Shares.

The funds have established the following preferred methods of payment for fund shares:

        o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

        o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or


        o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the funds.


STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

        o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

        o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

        o $500 for all other accounts.

Minimum ADDITIONAL investments:

        o $25 for any account.

        o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.


STEP 2.

Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


                                         Phoenix Strategic Equity Series Fund 19

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

        o Receive both dividends and capital gain distributions in additional shares;

        o Receive dividends in additional shares and capital gain distributions in cash;

        o Receive dividends in cash and capital gain distributions in additional shares; or

        o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.



HOW TO BUY SHARES
--------------------------------------------------------------------------------


----------------------------------- --------------------------------------------
                                     TO OPEN AN ACCOUNT
                                     (CLASS A, CLASS B AND CLASS C SHARES ONLY)
----------------------------------- --------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may
                                     charge a fee and may set different minimum
                                     investments or limitations on buying
                                     shares.
----------------------------------- --------------------------------------------
 Through the mail                    Complete a New Account Application and send
                                     it with a check payable to the fund. Mail
                                     them to: State Street Bank, P.O. Box 8301,
                                     Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0)
----------------------------------- --------------------------------------------
 Through express delivery            Complete a New Account Application and send
                                     it with a check payable to the fund. Send
                                     them to: Boston Financial Data Services,
                                     Attn: Phoenix Funds, 66 Brooks Drive,
                                     Braintree, MA 02184.
----------------------------------- --------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the
                                     application and send it with your initial
                                     investment payable to the fund. Mail them
                                     to: State Street Bank, P.O. Box 8301,
                                     Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0)
----------------------------------- --------------------------------------------


20 Phoenix Strategic Equity Series Fund

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Shares or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

------------------------------------ -------------------------------------------
                                     TO SELL SHARES
                                     (CLASS A, CLASS B AND CLASS C SHARES ONLY)
------------------------------------ -------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may
                                     charge a fee and may set different minimums
                                     on redemptions of accounts.
------------------------------------ -------------------------------------------
Through the mail                     Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: State Street Bank, P.O. Box
                                     8301, Boston, MA 02266-8301. Be sure to
                                     include the registered owner's name, fund
                                     and account number, and number of shares or
                                     dollar value you wish to sell.
------------------------------------ -------------------------------------------
Through express delivery             Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: Boston Financial Data Services,
                                     Attn: Phoenix Funds, 66 Brooks Drive,
                                     Braintree, MA 02184. Be sure to include the
                                     registered owner's name, fund and account
                                     number, and number of shares or dollar
                                     value you wish to sell.
------------------------------------ -------------------------------------------
By telephone                         For sales up to $50,000, requests can be
                                     made by calling (800) 243-1574.
------------------------------------ -------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1,
                                     then 0).
------------------------------------ -------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s)


                                         Phoenix Strategic Equity Series Fund 21
of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL


> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:


     Send a clear letter of instructions if all of these apply:

     o The proceeds do not exceed $50,000.

     o The proceeds are payable to the registered owner at the address on record.

     Send a clear letter of instructions with a signature guarantee when any of these apply:

     o You are selling more than $50,000 worth of shares.

     o The name or address on the account has changed within the last 30 days.

     o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


22 Phoenix Strategic Equity Series Fund

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.



DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.



EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.


     o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


     o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

     o The amount of the exchange must be equal to or greater than the minimum initial investment required.


                                         Phoenix Strategic Equity Series Fund 23

     o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

     o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.


RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the "Telephone Exchange" section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


24 Phoenix Strategic Equity Series Fund

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated on the table below and to distribute net realized capital gains, if any, at least annually.

------------------------------------------------------------------------------
   FUND                                      DIVIDEND PAID
------------------------------------------------------------------------------
   Growth Fund                                  Annually
------------------------------------------------------------------------------
   Strategic Theme Fund                       Semiannually
------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                         Phoenix Strategic Equity Series Fund 25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent auditors, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.



PHOENIX-SENECA GROWTH FUND

                                                                           CLASS A
                                           -------------------------------------------------------------------------

                                                                                    SEVEN
                                                                                    MONTHS          YEAR ENDED
                                                    YEAR ENDED APRIL 30,            ENDED          SEPTEMBER 30,
                                               2003         2002          2001      4/30/00      1999       1998
                                            ---------    ---------     ---------   ---------   --------   --------
Net asset value, beginning of period         $11.90       $14.22        $21.83      $19.57     $16.23     $16.28
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)            (0.04)       (0.03)        (0.05)      (0.04)     (0.09)     (0.06)
   Net realized and unrealized gain (loss)    (2.15)       (2.24)        (3.28)       4.84       5.04       1.24
                                             -------      -------       -------     -------    -------    -------
    TOTAL FROM INVESTMENT OPERATIONS          (2.19)       (2.27)        (3.33)       4.80       4.95       1.18
                                             -------      -------       -------     -------    -------    -------

LESS DISTRIBUTIONS
   Distributions from net realized gains         --        (0.05)        (4.28)      (2.54)     (1.61)     (1.23)
                                             -------      -------       -------     -------    -------    -------
    TOTAL DISTRIBUTIONS                          --        (0.05)        (4.28)      (2.54)     (1.61)     (1.23)
                                             -------      -------       -------     -------    -------    -------
Change in net asset value                     (2.19)       (2.32)        (7.61)       2.26       3.34      (0.05)
                                             -------      -------       -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD                $9.71       $11.90        $14.22      $21.83     $19.57     $16.23
                                             =======      =======       =======     =======    =======    =======
Total return(2)                              (18.40)%     (15.97)%      (16.42)%     24.81%(4)  31.89%      7.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $127,553     $177,518      $215,736     $46,727    $31,001    $17,364
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                          1.38%        1.29%(5)      1.22%(5)    1.31%(3)   1.44%      1.55%
   Net investment income (loss)               (0.41)%      (0.22)%       (0.29)%     (0.29)%(3) (0.49)%    (0.36)%
Portfolio turnover                              101%         131%          134%         68%(4)    169%       166%


-----------------------------


(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.



26 Phoenix Strategic Equity Series Fund

--------------------------------------------------------------------------------


PHOENIX-SENECA GROWTH FUND

                                                                            CLASS B
                                          ----------------------------------------------------------------------------

                                                                                   SEVEN                   FROM
                                                                                   MONTHS      YEAR     INCEPTION
                                                   YEAR ENDED APRIL 30,            ENDED       ENDED    7/1/98 TO
                                             2003          2002          2001     4/30/00     9/30/99    9/30/98
                                            ---------     ---------    ---------  ---------    --------   ---------
Net asset value, beginning of period         $11.36       $13.68        $21.34     $19.28      $16.19     $18.71
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)               (0.11)(1)    (0.12)(1)     (0.17)(1)  (0.17)(1)   (0.31)(1)  (0.04)
   Net realized and unrealized gain (loss)    (2.04)       (2.15)        (3.21)      4.77        5.01      (2.48)
                                             -------      -------       -------    -------     -------    -------
    TOTAL FROM INVESTMENT OPERATIONS          (2.15)       (2.27)        (3.38)      4.60        4.70      (2.52)
                                             -------      -------       -------    -------     -------    -------
LESS DISTRIBUTIONS
   Distributions from net realized gains         --        (0.05)        (4.28)     (2.54)      (1.61)        --
                                             -------      -------       -------    -------     -------    -------
    TOTAL DISTRIBUTIONS                          --        (0.05)        (4.28)     (2.54)      (1.61)        --
                                             -------      -------       -------    -------     -------    -------
Change in net asset value                     (2.15)       (2.32)        (7.66)      2.06        3.09      (2.52)
                                             -------      -------       -------    -------     -------    -------
NET ASSET VALUE, END OF PERIOD                $9.21       $11.36        $13.68     $21.34      $19.28     $16.19
                                             =======      =======       =======    =======     =======    =======
Total return(2)                              (18.93)%     (16.60)%      (17.11)%    24.10%(4)   30.31%    (13.47)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $13,600      $17,397       $16,458    $10,431      $4,395       $519
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                          2.13%        2.04%(7)      1.97%(7)   2.42%(3)    2.60%(5)   2.60%(3)(5)
   Net investment income (loss)               (1.16)%      (0.98)        (1.03)%    (1.39)%(3)  (1.66)%    (1.12)%(3)
Portfolio turnover                              101%         131%          134%        68%(4)     169%       166%(4)


                                                                            CLASS C
                                          ----------------------------------------------------------------------------

                                                                                     SEVEN                   FROM
                                                                                    MONTHS      YEAR       INCEPTION
                                                    YEAR ENDED APRIL 30,             ENDED      ENDED      7/1/98 TO
                                               2003         2002          2001      4/30/00    9/30/99      9/30/98
                                            ---------     ---------    ---------   ---------  ---------   ---------
Net asset value, beginning of period         $11.33       $13.65        $21.29     $19.25      $16.18       $18.71
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)               (0.11)(1)    (0.12)(1)     (0.17)(1)  (0.19)(1)   (0.32)(1)    (0.06)
   Net realized and unrealized gain (loss)    (2.04)       (2.15)        (3.19)      4.77        5.00        (2.47)
                                            -------      -------       -------    -------     -------       ------
    TOTAL FROM INVESTMENT OPERATIONS          (2.15)       (2.27)        (3.36)      4.58        4.68        (2.53)
                                            -------      -------       -------    -------     -------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains         --        (0.05)        (4.28)     (2.54)      (1.61)          --
                                            -------      -------       -------    -------     -------       ------
    TOTAL DISTRIBUTIONS                          --        (0.05)        (4.28)     (2.54)      (1.61)          --
                                            -------      -------       -------    -------     -------       ------
Change in net asset value                     (2.15)       (2.32)        (7.64)      2.04        3.07        (2.53)
                                            -------      -------       -------    -------     -------       ------
NET ASSET VALUE, END OF PERIOD                $9.18       $11.33        $13.65     $21.29      $19.25       $16.18
                                            =======      =======       =======    =======     =======       ======
Total return(2)                              (18.98)%     (16.64)%      (17.08)%    24.09%(4)   30.20%      (13.52)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $16,698      $13,761       $12,641     $9,939      $1,833       $126
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                          2.14%        2.04%(7)      1.97%(7)   2.51%(3)    2.60%(6)   2.60%(3)(6)
   Net investment income (loss)               (1.19)%      (0.98)%       (1.02)%    (1.48)%(3)  (1.66)%    (1.39)%(3)
Portfolio turnover                              101%         131%          134%        68%(4)     169%       166%(4)


-----------------------------

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.46% and 12.48% for the periods ended September 30, 1999 and 1998, respectively.
(6)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.67% and 20.24% for the periods ended September 30, 1999 and 1998, respectively.
(7)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                         Phoenix Strategic Equity Series Fund 27

--------------------------------------------------------------------------------


PHOENIX-SENECA GROWTH FUND

                                                                              CLASS X
                                          --------------------------------------------------------------------------------

                                                                                     SEVEN
                                                                                     MONTHS
                                                   YEAR ENDED APRIL 30,               ENDED     YEAR ENDED  SEPTEMBER 30,
                                              2003         2002         2001         4/30/00       1999          1998
                                           ----------   ----------   ----------    ----------    ---------    ---------
Net asset value, beginning of period         $12.30       $14.66        $22.31       $19.92        $16.46       $16.43
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)            (0.02)        0.00         (0.01)       (0.01)        (0.04)        0.00
   Net realized and unrealized gain (loss)    (2.21)       (2.31)        (3.36)        4.94          5.11         1.28
                                            -------      -------       -------      -------       -------      -------
     TOTAL FROM INVESTMENT OPERATIONS         (0.23)       (2.31)        (3.37)        4.93          5.07         1.28
                                            -------      -------       -------      -------       -------      -------
LESS DISTRIBUTIONS
   Dividends from net investment income          --           --            --           --            --        (0.02)
   Distributions from net realized gains         --        (0.05)        (4.28)       (2.54)        (1.61)       (1.23)
                                            -------      -------       -------      -------       -------      -------
     TOTAL DISTRIBUTIONS                         --        (0.05)        (4.28)       (2.54)        (1.61)       (1.25)
                                            -------      -------       -------      -------       -------      -------
Change in net asset value                     (2.23)       (2.36)        (7.65)        2.39          3.46         0.03
                                            -------      -------       -------      -------       -------      -------
NET ASSET VALUE, END OF PERIOD               $10.07       $12.30        $14.66       $22.31        $19.92       $16.46
                                            =======      =======       =======      =======       =======      =======
Total return                                 (18.13)      (15.76)%      (16.22)%      25.04%(3)     32.19%        8.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $21,121      $21,786       $28,864      $40,174       $35,695      $30,713
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                          1.13%        1.04%(4)      0.97%(4)     1.06%(2)      1.16%        1.14%
   Net investment income (loss)               (0.20)%       0.03%        (0.03)%      (0.05)%(2)    (0.20)%       0.02%
Portfolio turnover                              101%         131%          134%          68%(3)       169%         166%


-----------------------------


(1) Computed using average shares outstanding.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.



28 Phoenix Strategic Equity Series Fund

--------------------------------------------------------------------------------


PHOENIX-SENECA STRATEGIC THEME FUND

                                                                        CLASS A
                                          --------------------------------------------------------------------

                                                                 YEAR ENDED APRIL 30,
                                              2003          2002         2001         2000          1999
                                            --------      --------     --------     --------      --------
Net asset value, beginning of period         $ 9.06        $13.02       $22.62       $18.22        $13.70
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)            (0.07)        (0.09)       (0.15)       (0.16)        (0.11)
   Net realized and unrealized gain (loss)    (1.82)        (3.83)       (6.10)        8.69          6.03
                                            -------       -------      -------      -------       -------
     TOTAL FROM INVESTMENT OPERATIONS         (1.89)        (3.92)       (6.25)        8.53          5.92
                                            -------       -------      -------      -------       -------

LESS DISTRIBUTIONS
   Distributions from net realized gains
                     gains                       --         (0.04)       (3.35)       (4.13)        (1.40)
                                            -------        -------      -------      -------       -------
     TOTAL DISTRIBUTIONS                         --         (0.04)       (3.35)       (4.13)        (1.40)
                                            -------        -------      -------      -------       -------
Change in net asset value                     (1.89)        (3.96)       (9.60)        4.40          4.52
                                            -------        -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD               $ 7.17         $9.06       $13.02       $22.62        $18.22
                                            =======        =======      =======      =======       =======

Total return(1)                              (20.86)%      (30.13)%     (27.94)%      53.26%        44.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $156,017      $250,131     $416,159     $620,919      $107,871
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                          1.60%         1.39%(3)     1.30%(3)     1.29%(3)      1.38%(3)
   Net investment income (loss)               (0.95)%       (0.87)%      (0.81)%      (0.77)%       (0.72)%
Portfolio turnover                              119%          147%         129%         157%          205%


-----------------------------

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                         Phoenix Strategic Equity Series Fund 29

--------------------------------------------------------------------------------


PHOENIX-SENECA STRATEGIC THEME FUND

                                                                        CLASS B
                                          ---------------------------------------------------------------------

                                                                  YEAR ENDED APRIL 30,
                                              2003         2002          2001         2000          1999
                                            -------      --------      --------     --------      --------
Net asset value, beginning of period         $ 8.46       $12.25        $21.70       $17.75        $13.46
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)            (0.11)       (0.16)        (0.27)       (0.28)        (0.22)
   Net realized and unrealized gain (loss)    (1.71)       (3.59)        (5.83)        8.36          5.91
                                             -------      -------      --------      -------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.82)       (3.75)        (6.10)        8.08          5.69
                                             -------      -------      --------      -------       ------

LESS DISTRIBUTIONS
   Distributions from net realized gains         --        (0.04)        (3.35)       (4.13)        (1.40)
                                             -------      -------      --------      -------       ------
     TOTAL DISTRIBUTIONS                         --        (0.04)        (3.35)       (4.13)        (1.40)
                                             -------      -------      --------      -------       ------
Change in net asset value                     (1.82)       (3.79)        (9.45)        3.95          4.29
                                             -------      -------      --------      -------       ------
NET ASSET VALUE, END OF PERIOD               $ 6.64        $8.46        $12.25       $21.70        $17.75
                                             =======      =======      ========      =======       ======

Total return(1)                              (21.51)%     (30.64)%      (28.48)%      52.03%        43.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $30,755      $59,690      $107,589     $157,169       $84,698
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                          2.34%        2.14%(3)      2.05%(3)     2.04%(3)      2.13%(3)
   Net investment income (loss)               (1.71)%      (1.62)%       (1.56)%      (1.47)%       (1.48)%
Portfolio turnover                              119%         147%          129%         157%          205%




                                                                        CLASS C
                                          ---------------------------------------------------------------------

                                                                YEAR ENDED APRIL 30,
                                              2003         2002          2001         2000          1999
                                            --------     --------      --------     --------      --------
Net asset value, beginning of period         $ 8.47       $12.26        $21.71       $17.75        $13.47
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)            (0.11)       (0.16)        (0.25)       (0.29)        (0.22)
   Net realized and unrealized gain (loss)    (1.71)       (3.59)        (5.85)        8.38          5.90
                                             -------       ------       -------      -------      -------
     TOTAL FROM INVESTMENT OPERATIONS         (1.82)       (3.75)        (6.10)        8.09          5.68
                                             -------       ------       -------      -------      -------

LESS DISTRIBUTIONS
   Distributions from net realized gains         --        (0.04)        (3.35)       (4.13)        (1.40)
                                             -------       ------       -------      -------      -------
     TOTAL DISTRIBUTIONS                         --        (0.04)        (3.35)       (4.13)        (1.40)
                                             -------       ------       -------      -------      -------
Change in net asset value                     (1.82)       (3.79)        (9.45)        3.96          4.28
                                             -------       ------       -------      -------      -------
NET ASSET VALUE, END OF PERIOD                $6.65        $8.47        $12.26       $21.71        $17.75
                                             =======       ======       =======      =======      =======
Total return(1)                              (21.49)%     (30.61)%      (28.46)%      52.09%        43.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $3,260       $5,499        $7,634       $5,156          $682
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                          2.34%        2.14%(3)      2.05%(3)     2.04%(3)      2.13%(3)
   Net investment income (loss)               (1.71)%      (1.61)%       (1.53)%      (1.53)%       (1.47)%
Portfolio turnover                              119%         147%          129%         157%          205%


-----------------------------


(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.



30 Phoenix Strategic Equity Series Fund

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480



[LOGO] PHOENIX INVESTMENT PARTNERS, LTD.

       A member of The Phoenix Companies, Inc.






ADDITIONAL INFORMATION

You can find more information about the funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund
Services: 1-800-243-1574
Advisor Consulting Group: 1-800-243-4361 Text
Telephone: 1-800-243-1926





Investment Company Act File No. 811-4727
PXP 690 (8/03)

                      PHOENIX STRATEGIC EQUITY SERIES FUND


                           PHOENIX-SENECA GROWTH FUND

                       PHOENIX-SENECA STRATEGIC THEME FUND

                                101 Munson Street

                              Greenfield, MA 01301

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 28, 2003

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Strategic Equity Series Fund, dated August 28, 2003, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                           PAGE


The Trust..................................................................    1
Investment Restrictions....................................................    1
Investment Techniques and Risks............................................    2
Performance Information ...................................................    9
Portfolio Turnover.........................................................   10
Portfolio Transactions and Brokerage.......................................   10
Services of the Advisers...................................................   12
Net Asset Value............................................................   14
How to Buy Shares..........................................................   14
Alternative Purchase Arrangements..........................................   15
Investor Account Services..................................................   17
How to Redeem Shares.......................................................   19
Dividends, Distributions and Taxes.........................................   20
Tax Sheltered Retirement Plans.............................................   22
The Distributor............................................................   22
Distribution Plans.........................................................   24
Management of the Trust ...................................................   25
Additional Information.....................................................   30






                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361

                         Text Telephone: (800) 243-1926


PXP 731 (8/03)

                                    THE TRUST

   Phoenix Strategic Equity Series Fund (the "Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust and was reorganized as a Delaware business trust in August 2000. The Trust's Prospectus describes the investment objectives of the Phoenix-Seneca Growth Fund (the "Growth Fund"), formerly the Phoenix-Seneca Equity Opportunities Fund, and the Phoenix-Seneca Strategic Theme Fund (the "Theme Fund").

The Growth Fund and Theme Fund are sometimes collectively referred to as the "Funds."

   The Funds' Prospectus describes the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the majority of the outstanding shares of the respective Fund. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   A Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

CONVERTIBLE SECURITIES

   A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

   LOWER RATED CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Convertible securities which are not rated in the four highest categories, in which a Fund may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.

DERIVATIVE INVESTMENTS

   In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   These Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Stock Index ("S&P 500 Index") and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when such Fund purchases or sells a security, no security is delivered or received by these Funds upon the purchase or sale of a financial futures contract. Initially, these Funds will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   Such Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily ("liquid assets"), equal to the market value of the futures contract minus a Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See the "Dividends, Distributions and Taxes " section in this Statement of Additional Information.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS

   Each Fund may engage in foreign currency transactions. The following is a description of these transactions:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian bank will be instructed to pledge liquid assets equal to the value of such contracts. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, no Fund will enter into a forward contract with a term longer than one year.

   FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FOREIGN SECURITIES

   Each of the Funds may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   Many of the foreign securities held by each Fund will not be registered with the Commission and the issuers thereof will not be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   In investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.

   The Funds will calculate their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Funds' portfolios may be affected by such trading on days when a shareholder has no access to the Funds.

   Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Fund may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, the Funds may make loans of their portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of the Fund's net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LEVERAGE

   The Funds may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Funds will borrow only from banks, and only if immediately after such borrowing the value of the assets of these Funds (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Funds to borrow up to 33(1)/(3)% of the net assets of these Funds, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, these Funds, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

   Interest on money borrowed will be an expense of these Funds with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Funds is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of these Funds' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to these Funds, the net asset value of these Funds will decrease faster than would otherwise be the case.

OPTIONS

   The Funds may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below

100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may invest in exchange-traded or over-the-counter call and put options. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES

   Each Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Commission. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by these Funds in secondary market transactions to certain qualified investors pursuant to rules established by the Commission, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (the "1933 Act"). Public sales of such securities by the Funds may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, these Funds may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the Commission for which the Trustees of these Funds determine the secondary market is liquid. Rule 144A securities will be considered illiquid. Trustees of these Funds may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by these Funds: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS

   Repurchase Agreements are agreements by which the Funds purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Funds maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

SMALL CAP ISSUERS

   Market capitalizations of small capitalization companies are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares.

                             PERFORMANCE INFORMATION

   The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

    Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are reinvested when paid. Performance data quoted for Class C Shares covering periods prior to the inception of Class C Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C Shares.

   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), Standard & Poor's 400 MidCap Index ("S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gain components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

   The average annual total return for the Class A Shares, Class B Shares, Class C Shares and Class X Shares of the Fund for the indicated periods ended April 30, 2003 were as follows:

                AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2003

                                                                                                                     COMMENCEMENT
                                                                        YEAR ENDED            5 YEARS ENDED        OF OPERATIONS TO
                                                                         04/30/03                04/30/03             04/30/03(1)
                                                                         --------                --------             --------
GROWTH FUND
Class A
     Return Before Taxes                                                 -23.10%                -4.03%                  7.30%
     Return After Taxes on Distribution                                  -23.10%                -6.24%                  4.81%
     Return After Taxes on Distributions and                              14.18%                -3.13%                  5.69%
        Sale of Fund Shares
Class B  Return Before Taxes                                             -22.17%                  N/A                  -5.15%
Class C  Return Before Taxes                                             -18.98%                  N/A                  -4.95%
Class X  Return Before Taxes                                             -18.13%                -2.61%                  8.67%

THEME FUND
Class A
     Return Before Taxes                                                 -25.41%                -3.57%                  4.27%
     Return After Taxes on Distribution                                  -25.41%                -6.71%                  1.08%
     Return After Taxes on Distributions and Sale of Fund Shares         -15.60%                -3.02%                  2.86%
Class B  Return Before Taxes                                             -24.65%                -3.15%                  4.31%
Class C  Return Before Taxes                                             -21.49%                -3.13%                 -1.50%


   (1) For the Growth Fund, Class A Shares and Class X Shares since March 8, 1996, Class B Shares and Class C Shares since July 1, 1998. For the Theme Fund, Class A Shares and Class B Shares since October 16, 1995 and Class C Shares since November 3, 1997.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Shares' maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for each Class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus under the heading "Financial Highlights."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser and/or Subadviser (throughout this section the "Adviser") places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended April 30, 2001, 2002 and 2003, brokerage commissions paid by the Trust on portfolio transactions totaled $2,177,689, $2,312,611 and $1,323,835, respectively. In the fiscal year ended April 30, 2001, no commissions were paid to an affiliate for portfolio transactions. For the fiscal year ended April 30, 2002 and 2003, the Trust paid brokerage commissions of $316,228 and $189,191 to PXP Securities Corp., an affiliate of its Distributor, for portfolio transactions effected by it. For the fiscal year ended April 30, 2003, the amount paid to PXP Securities Corp. was 14.3% of the total brokerage commissions paid by the Trust and was paid on transactions amounting to 14.0% of the aggregate dollar amount of transactions involving the payment of commissions. No brokerage commissions were paid during the fiscal year ended April 30, 2003, on portfolio transactions executed by brokers who provided research and other statistical information.


                            SERVICES OF THE ADVISERS


   The investment adviser to the Funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 13 fund companies totaling 39 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2003, PIC had approximately $23.4 billion in assets under management. William R. Moyer and Robert S. Driessen, executive officers of the Fund, are officers of PIC.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.


   PXP is the investment management subsidiary of PNX and has served investors for over 70 years. As of June 30, 2003, PXP had approximately $56.5 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO.; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (PIC) (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.

   Seneca Capital Management LLC ("Seneca") is the investment subadviser to the Funds and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine mutual funds and as investment adviser to institutions and individuals. As of June 30, 2003, Seneca had $13 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Trust's registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes. Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's administration expenses allocated on the basis of the asset values of the respective Fund.


   As compensation for its services, PIC receives a fee from each Fund, which is accrued daily against the value of the Fund's net assets and is paid by the Funds monthly. For the Growth Fund, the fee is computed at an annual rate of ..70% of the Fund's average daily net assets of up to $1 billion, .65% of the Fund's average daily net assets from $1 billion to $2 billion, and .60% of the Fund's average net assets in excess of $2 billion. For the Theme Fund, the fee is computed at an annual rate of 0.75% of the average daily net asset values of each Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For the fiscal years ended April 30, 2001, 2002 and 2003, the management fees paid by each of the Funds were:

-------------------------------------------------------------------------------------------------------------------------------
                                              2001                            2002                           2003
--------------------------------- ------------------------------ ------------------------------- ------------------------------
GROWTH FUND                                $2,237,957                      $1,727,473                     $1,299,110
--------------------------------- ------------------------------ ------------------------------- ------------------------------
STRATEGIC THEME FUND                       $5,112,608                      $2,967,452                     $1,611,590
-------------------------------------------------------------------------------------------------------------------------------


   The Management Agreements shall continue in effect from year to year, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees or (b) vote of a majority of the outstanding securities of the Trust (as defined in the 1940
Act).

   The Management Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days written notice addressed to the Adviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Trust at its principal place of business. The

Management Agreements will terminate automatically in the event of their "assignment" as defined in Section 2(a)(4) of the 1940 Act.

   The Trust, its Adviser and Subadvisers, and its Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS


   The Board of Trustees is responsible for overseeing the performance of the Funds' investment adviser and subadviser and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreements, the Board primarily considered the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. A report from the adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of each Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board noted that each Fund's performance was reasonably aligned with that of its respective peer group for the periods reviewed. Furthermore, the Board found no evidence of material or systemic compliance violations for either fund. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Funds' fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that the Funds were close to or below the median in each category reviewed. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.


   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


DESCRIPTION OF PROXY VOTING POLICY

   The Funds have adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that each Fund's investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Funds' Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their respective delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Funds of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Funds.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, will be available free of charge by calling, toll-free, 800-243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000, and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). The Growth Fund also offers one class of shares (Class X Shares) that may be purchased by certain institutional investors at a price equal to their net asset value per share.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information.

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS X SHARES (GROWTH FUND ONLY)

   Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the fund or any other affiliated Phoenix Fund may be added together at the time of purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restrictions and limit information.

EXCHANGES


   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege.

Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see Phoenix Funds, also the "Dividends, Distributions and Taxes" section of this Statement of Additional Information). Exchange privileges may not be available for all funds, and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of Shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM


   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed.

For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes (or is deemed distributed) to shareholders provided it meets certain distribution requirements. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects).

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates and the Fund would not be eligible to pay exempt interest dividends. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Funds. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by Funds will be qualifying dividend distributions. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by a Fund during a taxable year or held by a Fund at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.


                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Phoenix Equity Planning Corporation (the "Equity Planning" or "Distributor"), an indirect, less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480. Robert S. Driessen, John F. Sharry and William R. Moyer, officers of the Fund, are officers of Equity Planning.

   The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 2001, 2002 and 2003, purchasers of Fund shares paid aggregate sales charges of $982,110, $978,937and $350,020, respectively, of which the Distributor for the Funds received net commissions of $240,936, $274,283 and $142,076, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 20022003, the Distributor received net commissions of $28,558 for Class A Shares and deferred sales charges of 113,518 for Class B and Class C Shares. In addition to these amounts, for fiscal year ended April 30, 2003, $34,620 was paid to WS Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A Shares net selling commissions.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES


   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates:

           First $5 billion
           $5 billion to $10 billion                 0.061%
           $10 billion to $15 billion                0.055%
           $15 billion to $20 billion                0.040%
           Greater than $20 billion                  0.030%

    Percentage rates are applied to the aggregate daily net asset value of all the Funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As compensation for its services prior to January 1, 2003, the PFPC fee schedule used to determine a portion of PEPCO's fee was applied at the individual fund level at an annual rate equal to .085% of a fund's average daily net assets up to $200 million, which rate was reduced at higher levels of net assets. For its services during the Trust's fiscal years ended April 30, 2001, 2002 and 2003, Equity Planning received $875,511, $509,607 and $378,958, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.


   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.75% of the average annual net asset value of that class.


   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.


   For the fiscal year ended April 30, 2003, the Funds paid Rule 12b-1 Fees in the amount of $1,476,862, of which the principal underwriter received $645,080, WS Griffith Securities, Inc., an affiliate, received 78,890 and unaffiliated broker-dealers received $752,892. 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising, $272,525; (2) printing and mailing of prospectuses to other than current shareholders, $24,783; (3) compensation to dealers, $3,213,658 (4) compensation to sales personnel, 953,447; (5) service costs, $150,122 and (6) other, $117,002.


   No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS

   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------            -----------      ----------               ---------------------------------------

*Robert Chesek (68)                Served since          23          Currently retired.
                                   1993.

E. Virgil Conway (73)              Served since          33          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1988.                             since 2001. Trustee/Director, Pace University
101 Park Avenue                                                      (1978-present), Urstadt Biddle Property Corp.
New York, NY 10178                                                   (1989-present), Greater New York Councils, Boy Scouts of
                                                                     America (1985-present), Josiah Macy, Jr., Foundation
                                                                     (1975-present), Realty Foundation of New York
                                                                     (1972-present), New York Housing Partnership Development
                                                                     Corp. (Chairman) (1981-present) and Academy of Political
                                                                     Science (Vice Chairman) (1985 to present). Chairman,
                                                                     Metropolitan Transportation Authority (1992-2001).
                                                                     Trustee/Director, Consolidated Edison Company of New
                                                                     York, Inc. (1970-2002), Atlantic Mutual Insurance
                                                                     Company (1974-2002), Centennial Insurance Company
                                                                     (1974-2002), Union Pacific Corp. (1978-2002), Blackrock
                                                                     Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                                     (1990-2002), Accuhealth (1994-2002), Trism, Inc.
                                                                     (1994-2001) and The Harlem Youth Development Foundation
                                                                     (1998-2002).

Harry Dalzell-Payne (73)           Served since          33          Currently retired.
The Flat, Elmore Court             1983.
Elmore, GL05, GL2 3NT U.K.

**Francis E. Jeffries (72)         Served since          26          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1995.                             (1984-present). Director (1989-1997), Chairman of the
Naples, FL 34108                                                     Board (1993-1997), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (63)              Served since          23          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1993.                             since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street,                                                   Officer (1995-1998), Carson Products Company
Ste. 1430                                                            (cosmetics). Director/Trustee, Evergreen Funds (6 portfolios).
Chattanooga, TN 37402

Geraldine M. McNamara (52)         Served since          33          Managing Director, U.S. Trust Company of New York
United States Trust Company of NY  2001.                             (private bank) (1982-present).
114 West 47th Street
New York, NY 10036

Everett L. Morris (74)             Served since          33          Vice President, W.H. Reaves and Company (investment
164 Laird Road                     1995.                             management) (1993-2003).
Colts Neck, NJ 07722

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------            -----------      ----------               ---------------------------------------
Richard E. Segerson (57)          Served since           23          Managing Director, Northway Management Company
102 Valley Road                   1983.                              (1998-present). Managing Director, Mullin Associates
New Canaan, CT 06840                                                 (1993-1998).

Lowell P. Weicker, Jr. (71)       Served since           23          Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                   1995.                              (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA 22314                                                 (2000-present). President, The Trust for America's
                                                                     Health (non-profit) (2001-present). Director, Duty Free
                                                                     International, Inc. (1997-1998).


* Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel, Inc., the adviser, and, as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.

** Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $22,989 in 2001.

                               INTERESTED TRUSTEES

    The individuals listed below are "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, (AGE), AND ADDRESS             LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
POSITION(S) WITH TRUST              TIME SERVED      BY TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------            -----------      ----------                 -----------------------------------

*Marilyn E. LaMarche (69)          Served since          27          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC            2002.                             (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                                (2001-present) and Phoenix Life Insurance Company
59th Floor                                                           (1989-present).
New York, NY 10020

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, (AGE), AND ADDRESS             LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
POSITION(S) WITH TRUST              TIME SERVED      BY TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------            -----------      ----------                 -----------------------------------
**Philip R. McLoughlin (56)        Served since          44          Consultant, The Phoenix Companies, Inc. (2002-present).
Chairman and President             1989.                             Director, PXRE Corporation (Delaware) (1985-present),
                                                                     World Trust Fund (1991-present). Chairman (1997-2002),
                                                                     Director (1995-2002), Vice Chairman (1995-1997) and
                                                                     Chief Executive Officer (1995-2002), Phoenix Investment
                                                                     Partners, Ltd. Director, Executive Vice President and
                                                                     Chief Investment Officer, The Phoenix Companies, Inc.
                                                                     (2001-2002). Director (1994-2002) and Executive Vice
                                                                     President, Investments (1988-2002), Phoenix Life
                                                                     Insurance Company. Director (1983-2002) and Chairman
                                                                     (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                     (1984-2002) and President (1990-2000), Phoenix Equity
                                                                     Planning Corporation. Chairman and Chief Executive
                                                                     Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                     Director and President, Phoenix Investment Management
                                                                     Company (2001-2002). Director and Executive Vice
                                                                     President, Phoenix Life and Annuity Company (1996-2002).
                                                                     Director and Executive Vice President, PHL Variable
                                                                     Insurance Company (1995-2002). Director, Phoenix
                                                                     National Trust Company (1996-2002). Director and Vice
                                                                     President, PM Holdings, Inc. (1985-2002). Director, PHL
                                                                     Associates, Inc. (1995-2002). Director (1992-2002) and
                                                                     President (1992-1994), WS Griffith Securities, Inc.

***James M. Oates (57)             Served since          29          Chairman, Hudson Castle Group Inc. (formerly IBEX
Hudson Castle Group, Inc.          1993.                             Capital Markets Inc.) (financial services)
120 White Plains Road                                                (1997-present). Managing Director, Wydown Group
Terrytown, NY 10591                                                  (consulting firm) (1994-present). Director, Investors
                                                                     Financial Service Corporation (1995-present), Investors
                                                                     Bank & Trust Corporation (1995-present), Plymouth Rubber
                                                                     Co. (1995-2003), Stifel Financial (1996-present),
                                                                     Connecticut River Bancorp (1998-present), Connecticut
                                                                     River Bank (1999-present) and Trust Company of New
                                                                     Hampshire (2002-present). Director and Treasurer,
                                                                     Endowment for Health, Inc. (2000-present). Chairman,
                                                                     Emerson Investment Management, Inc. (2000-present).
                                                                     Investment Committee, New Hampshire Charitable
                                                                     Foundation (2001-present). Vice Chairman, Massachusetts
                                                                     Housing Partnership (1994-1999). Director, Blue Cross
                                                                     and Blue Shield of New Hampshire (1994-1999), AIB Govett
                                                                     Funds (1991-2000), Command Systems, Inc. (1998-2000),
                                                                     Phoenix Investment Partners, Ltd. (1995-2001) and 1Mind,
                                                                     Inc. (1999-2001).

* Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person" by reason of his relationship with the Phoenix Companies, Inc. and its affiliates.

*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
                                  WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
NAME, (AGE) AND ADDRESS        LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
------------------------                 -----------                            -------------------

William R. Moyer (58)          Executive Vice         Executive Vice President and Chief Financial Officer (1999-present),
                               President since        Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                               1990.                  Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                      President, Finance (1990-present), Chief Financial Officer
                                                      (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                      Corporation. Director (1998-present), Senior Vice President
                                                      (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                      (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                      and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).


John F. Sharry (51)            Executive Vice         President, Private Client Group (1999-present), Executive Vice
                               President since        President, Retail Division (1997-1999), Phoenix Investment Partners,
                               1998.                  Ltd. President, Private Client Group, Phoenix Equity Planning
                                                      Corporation (2000-present). Executive Vice President, Phoenix
                                                      Fund Complex (1998-present).


Robert S. Driessen (55)      Vice President since     Vice President and Compliance Officer, Phoenix Investment Partners,
                             1999.                    Ltd. (1999-present). Vice President (1999-present) and Compliance
                                                      Officer (1999-2003), Phoenix Investment Counsel, Inc. Vice President,
                                                      Phoenix Fund Complex (1999-present). Compliance Officer (2000-present)
                                                      and Associate Compliance Officer (1999), PXP Securities Corp.,
                                                      Vice President, Risk Management Liaison, Bank of America (1996-1999).
                                                      Vice President, Securities Compliance, The Prudential Insurance Company
                                                      of America (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                      Exchange Commission, Division of Investment Management (1972-1993).

Nancy G. Curtiss (50)          Treasurer since        Vice President, Fund Accounting (1994-present) and Treasurer
                               1994.                  (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                      Phoenix Fund Complex (1994-present).

Richard J. Wirth (44)          Secretary since        Vice President and Insurance and Investment Products Counsel
One America Row                2002.                  (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
                                                      Secretary, Phoenix Fund complex (2002-present).


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. They are:


   The Audit Committee. The Audit Committee's is responsible for overseeing the Fund's accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, their system of internal control, the independent audit process, and the fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met six times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Robert Chesek, Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.

COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.


   For the Trust's fiscal year ended April 30, 2003, the Trustees received the following compensation:


                                                    AGGREGATE           TOTAL COMPENSATION FROM TRUST
                                                  COMPENSATION           AND FUND COMPLEX (44 FUNDS)
       NAME                                        FROM TRUST                  PAID TO TRUSTEES
       ----                                        ----------                  ----------------

Robert Chesek                                        $4,269                        $57,250
E. Virgil Conway                                     $6,139                       $104,750
Harry Dalzell-Payne                                  $5,086                        $91,000
Francis E. Jeffries                                  $4,087                        $66,500
Leroy Keith, Jr.                                     $4,269                        $57,250
Marilyn E. LaMarche                                  $1,087                        $12,500
Philip R. McLoughlin                                   $0                             $0
Geraldine M. McNamara                                $4,904*                       $71,750
Everett L. Morris                                    $4,904*                       $93,250
James M. Oates                                       $6,139                        $82,750
Richard E. Segerson                                  $5,322                        $71,000
Lowell P. Weicker, Jr.                               $5,322                        $70,000

----------------------
* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At June 30, 2003, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Chesek, $280,372, Mr. Jeffries, $332,159, Ms. McNamara, $42,401, Mr. Morris, $219,488 and Mr. Segerson, $105,629, respectively. At present, by agreement among the Fund, Phoenix Investment Partners, Ltd. ("PXP") and the electing trustee, trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Fund.


TRUSTEE OWNERSHIP OF SECURITIES


Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2002:



                                                                          AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                           OWNERSHIP IN ALL FUNDS OVERSEEN
                                            DOLLAR RANGE OF EQUITY             BY TRUSTEE IN FAMILY OF
          NAME OF TRUSTEE                   SECURITIES IN THE FUND               INVESTMENT COMPANIES
          ---------------                   ----------------------               --------------------
Robert Chesek                                        None                                None
E. Virgil Conway                                     None                            $1- $10,000
Harry Dalzell-Payne                                  None                                None
Francis E. Jeffries                                  None                                None
Leroy Keith, Jr.                                     None                           Over $100,000

Marilyn E. LaMarche                                  None                                None

Philip R. McLoughlin                                 None                           Over $100,000
Geraldine M. McNamara                                None                                None
Everett L. Morris                                    None                           Over $100,000
James M. Oates                                       None                           Over $100,000

Richard E. Segerson                                  None                                None

Lowell P. Weicker, Jr.                               None                                None


   At August 6, 2003, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.

PRINCIPAL SHARESHOLDERS


     The following table set forth information as of August 6, 2003 with respect to each person who owns of record, or is known by the Fund to own of record, or beneficially owns 5% or more of any Class of the Fund's equity securities:

         NAME OF SHAREHOLDER                    PORTFOLIO AND CLASS             PERCENTAGE OF THE CLASS          NUMBER OF SHARES
         -------------------                    -------------------             -----------------------          ----------------
Bear Stearns Securities Corp.               Strategic Theme Fund Class X                 8.44%                     240,627.097
FBO 120-01593-15
1 Metrotech Center North
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.               Strategic Theme Fund Class X                 6.15%                     175,477.786
FBO 120-01606-10
1 Metrotech Center North
Brooklyn, NY 11201-3870

Charles Schwab & Co., Inc.                  Strategic Theme Fund Class X                11.99%                    341,838.783
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122


MLPF&S                                      Strategic Theme Fund Class B                 5.58%                     243,193.483
For the Sole Benefit of its Customers       Strategic Theme Fund Class C                 6.27%                      32,641.448
Attn:  Fund Administration                  Growth Fund Class A                         13.88%                   2,096,781.377
4800 Deer Lake Drive East,  3rd Fl.         Growth Fund Class B                         15.33%                     223,129.434
Jacksonville, FL  32246-6484                Growth Fund Class C                         30.48%                     523,993.020


NFSC FEBO # F2j-000019                      Strategic Theme Fund Class A                 5.78%                   1,217,122.356
FIIOC As Agent For
Qualified Employee Benefit
Plans (401k) Finops-Ic Funds
100 Magellan Way Kw1c
Covington, Ky 41015-1987

Northern Trust Co. Cust.                    Strategic Theme Fund Class X               11.39%                324,724.946
FBO Whitehead/Sterling
1980 Whitehead Trust-Liquidity
P.O. Box 92956
Chicago, IL 60675-2956


                             ADDITIONAL INFORMATION

CAPITAL STOCK

   The Trust was originally organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Trust purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Trust continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Trust to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Trust to "Phoenix Strategic Equity Series Fund." From August 27, 1999 to May 12, 2000, the Growth Fund was known as Phoenix-Seneca Equity Opportunities Fund, and prior to August 27, 1999, it was known as Phoenix Equity Opportunities Fund. Prior to August 27, 1999, the Strategic Theme Fund was known as Phoenix Strategic Theme Fund. The Trust was reorganized as a Delaware business trust in August 2000.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS


   The Financial Statements for the Funds for the fiscal year ended April 30, 2003 appearing in the Trust's 2003 Annual Report to Shareholders are incorporated herein by reference.


REPORTS TO SHAREHOLDERS


   The fiscal year of the Trust ends on April 30th. The Trust will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements, audited by independent auditors, will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT AUDITORS

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent auditors for the Trust (the "Accountants"). The Accountants audit the annual financial statements and express their opinion on them.


CUSTODIAN AND TRANSFER AGENT


   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian"). Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning, located at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or Transfer Agent. Fees paid by the Funds, in addition to the fee paid to Equity Planning, will be reviewed and approved by the Board of Trustees.

PHOENIX-SENECA GROWTH FUND

  TEN LARGEST HOLDINGS AT APRIL 30, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)

                          INVESTMENTS AT APRIL 30, 2003


                                                     SHARES         VALUE
                                                    -------     ------------
COMMON STOCKS--94.7%

AIR FREIGHT & COURIERS--2.3%
United Parcel Service, Inc. Class B ..............   67,220     $  4,175,706

BANKS--2.5%
Bank of America Corp. ............................   61,250        4,535,562

BIOTECHNOLOGY--4.0%
Amgen, Inc.(b) ...................................  117,410        7,198,407

BROADCASTING & CABLE TV--2.0%
Clear Channel Communications, Inc.(b) ............   92,730        3,626,670

COMPUTER HARDWARE--3.3%
International Business Machines Corp. ............   69,330        5,886,117

COMPUTER STORAGE & PERIPHERALS--2.7%
EMC Corp.(b) .....................................  523,320        4,756,979

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.4%
Deere & Co. ......................................   95,240        4,193,417

DIVERSIFIED CHEMICALS--2.6%
Dow Chemical Co. (The) ...........................  140,910        4,599,302

DIVERSIFIED FINANCIAL SERVICES--5.6%
American Express Co. .............................  142,720        5,403,379
Goldman Sachs Group, Inc. (The) ..................   59,860        4,543,374
                                                                ------------
                                                                   9,946,753
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT--3.0%
Emerson Electric Co. .............................  105,170        5,332,119

GENERAL MERCHANDISE STORES--3.2%
Wal-Mart Stores, Inc. ............................  100,600        5,665,792

                                                     SHARES         VALUE
                                                    -------     ------------
HEALTH CARE DISTRIBUTORS & SERVICES--2.6%
AmerisourceBergen Corp. ..........................   80,250     $  4,642,463

HEALTH CARE EQUIPMENT--2.6%
Medtronic, Inc. ..................................   97,350        4,647,489

HOUSEHOLD PRODUCTS--2.7%
Procter & Gamble Co. .............................   53,160        4,776,426

INTERNET RETAIL--2.0%
eBay, Inc.(b) ....................................   38,240        3,547,525

MANAGED HEALTH CARE--2.6%
WellPoint Health Networks, Inc.(b) ...............   62,240        4,726,506

MOVIES & ENTERTAINMENT--2.9%
Walt Disney Co. (The) ............................  280,260        5,229,652

MULTI-LINE INSURANCE--2.5%
American International Group, Inc. ...............   77,540        4,493,443

NETWORKING EQUIPMENT--2.8%
Cisco Systems, Inc.(b) ...........................  331,340        4,983,354

OIL & GAS EQUIPMENT & SERVICES--2.0%
Schlumberger Ltd. ................................   86,670        3,634,073

PACKAGED FOODS & MEATS--1.7%
Campbell Soup Co. ................................  140,100        3,086,403

PHARMACEUTICALS--14.0%
Johnson & Johnson ................................  132,920        7,491,371
Lilly (Eli) & Co. ................................   74,100        4,729,062
Pfizer, Inc. .....................................  229,750        7,064,813
Wyeth ............................................  133,340        5,804,290
                                                                ------------
                                                                  25,089,536
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-SENECA GROWTH FUND

                                                     SHARES         VALUE
                                                    -------     ------------
PUBLISHING & PRINTING--2.5%
Tribune Co. ......................................   91,560     $  4,484,609

SEMICONDUCTOR EQUIPMENT--2.9%
Applied Materials, Inc.(b) .......................  358,620        5,235,852

SEMICONDUCTORS--8.7%
Intel Corp. ......................................  291,840        5,369,856
Texas Instruments, Inc. ..........................  251,650        4,653,008
Xilinx, Inc.(b) ..................................  204,180        5,527,153
                                                                ------------
                                                                  15,550,017
                                                                ------------
SOFT DRINKS--2.9%
PepsiCo, Inc. ....................................  120,970        5,235,582

SYSTEMS SOFTWARE--5.7%
Microsoft Corp. ..................................  275,400        7,041,978
Oracle Corp.(b) ..................................  265,490        3,154,021
                                                                ------------
                                                                  10,195,999
                                                                ------------

- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $173,137,690)                                   169,475,753
- ----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.3%

IT CONSULTING & SERVICES--2.3%
Accenture Ltd. Class A (Bermuda)(b) ..............  264,860        4,243,057
- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,887,757)                                       4,243,057
- ----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.0%
(IDENTIFIED COST $178,025,447)                                   173,718,810
- ----------------------------------------------------------------------------

                                          STANDARD
                                          & POOR'S    PAR
                                           RATING    VALUE
                                        (Unaudited)  (000)         VALUE
                                        -----------  ------     ------------
SHORT-TERM OBLIGATIONS--3.1%

COMMERCIAL PAPER--3.1%
Archer Daniels Midland Co. 1.37%, 5/1/03 ..   A-1    $3,500     $  3,500,000
Receivables Capital Corp. 1.28%, 5/2/03 ...   A-1+    2,000        1,999,929
- ----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $5,499,929)                                       5,499,929
- ----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $183,525,376)                                   179,218,739(a)

Other assets and liabilities, net--(0.1)%                           (246,084)

NET ASSETS--100.0%                                              $178,972,655
                                                                ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $10,225,855 and gross depreciation of $14,868,800 for federal income tax purposes. At April 30, 2003, the aggregate cost of securities for federal income tax purposes was $183,861,684.
(b) Non-income producing.

                        See Notes to Financial Statements

PHOENIX-SENECA GROWTH FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003

ASSETS
Investment securities at value
   (Identified cost $183,525,376)                             $179,218,739
Cash                                                                 4,248
Receivables
   Fund shares sold                                                204,586
   Dividends                                                        66,697
   Receivable from adviser                                              20
Prepaid expenses                                                     1,031
                                                              ------------
     Total assets                                              179,495,321
                                                              ------------
LIABILITIES
Payables
   Fund shares repurchased                                         207,435
   Transfer agent fee                                              110,028
   Investment advisory fee                                          98,296
   Distribution and service fees                                    49,302
   Professional fee                                                 27,229
   Financial agent fee                                              12,072
   Trustees' fee                                                     3,870
Accrued expenses                                                    14,434
                                                              ------------
     Total liabilities                                             522,666
                                                              ------------
NET ASSETS                                                    $178,972,655
                                                              ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $282,065,637
Accumulated net realized loss                                  (98,786,345)
Net unrealized depreciation                                     (4,306,637)
                                                              ------------
NET ASSETS                                                    $178,972,655
                                                              ============
CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $21,120,652)              2,098,278
Net asset value and offering price per share                        $10.07

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $127,553,181)            13,136,592
Net asset value per share                                           $ 9.71
Offering price per share $9.71/(1-5.75%)                            $10.30

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $13,600,377)              1,477,326
Net asset value and offering price per share                         $9.21

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $16,698,445)              1,818,751
Net asset value and offering price per share                         $9.18



                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2003


INVESTMENT INCOME
Dividends                                                          $  1,676,311
Interest                                                                133,478
Foreign taxes withheld                                                  (14,461)
                                                                   ------------
     Total investment income                                          1,795,328
                                                                   ------------
EXPENSES
Investment advisory fee                                               1,299,110
Service fees, Class A                                                   344,891
Distribution and service fees, Class B                                  142,885
Distribution and service fees, Class C                                  138,626
Financial agent fee                                                     181,126
Transfer agent                                                          443,458
Registration                                                             43,194
Printing                                                                 39,469
Professional                                                             31,845
Trustees                                                                 26,862
Custodian                                                                18,849
Miscellaneous                                                            18,105
                                                                   ------------
     Total expenses                                                   2,728,420
                                                                   ------------
NET INVESTMENT LOSS                                                    (933,092)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (37,895,229)
Net change in unrealized appreciation (depreciation) on
   investments                                                       (5,061,230)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (42,956,459)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $(43,889,551)
                                                                   ============

                        See Notes to Financial Statements

PHOENIX-SENECA GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended         Year Ended
                                                                                        4/30/03            4/30/02
                                                                                     ------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                      $   (933,092)       $   (699,580)
   Net realized gain (loss)                                                           (37,895,229)        (36,255,335)
   Net change in unrealized appreciation (depreciation)                                (5,061,230)         (7,215,902)
                                                                                     ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        (43,889,551)        (44,170,817)
                                                                                     ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class X                                                      --             (97,761)
   Net realized short-term gains, Class A                                                      --            (801,168)
   Net realized short-term gains, Class B                                                      --             (68,863)
   Net realized short-term gains, Class C                                                      --             (51,770)
                                                                                     ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   --          (1,019,562)
                                                                                     ------------        ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (1,802,037 and 106,842 shares, respectively)          17,703,256           1,432,440
   Net asset value of shares issued from reinvestment of distributions
     (0 and 7,265 shares, respectively)                                                        --              95,684
   Cost of shares repurchased (1,475,140 and 312,063 shares, respectively)            (14,325,021)         (4,147,302)
                                                                                     ------------        ------------
Total                                                                                   3,378,235          (2,619,178)
                                                                                     ------------        ------------
CLASS A
   Proceeds from sales of shares (1,400,894 and 2,336,298 shares, respectively)        14,126,411          30,013,149
   Net asset value of shares issued from reinvestment of distributions
     (0 and 51,420 shares, respectively)                                                       --             655,637
   Cost of shares repurchased (3,184,470 and 2,644,075 shares, respectively)          (30,606,792)        (33,658,415)
                                                                                     ------------        ------------
Total                                                                                 (16,480,381)         (2,989,629)
                                                                                     ------------        ------------
CLASS B
   Proceeds from sales of shares (402,008 and 603,522 shares, respectively)             3,864,584           7,418,992
   Net asset value of shares issued from reinvestment of distributions
     (0 and 5,175 shares, respectively)                                                        --              63,181
   Cost of shares repurchased (455,551 and 280,567 shares, respectively)               (4,126,492)         (3,425,049)
                                                                                     ------------        ------------
Total                                                                                    (261,908)          4,057,124
                                                                                     ------------        ------------
CLASS C
   Proceeds from sales of shares (1,462,973 and 608,887 shares, respectively)          13,550,619           7,395,660
   Net asset value of shares issued from reinvestment of distributions
     (0 and 3,998 shares, respectively)                                                        --              48,695
   Cost of shares repurchased (858,441 and 325,048 shares, respectively)               (7,786,373)         (3,939,360)
                                                                                     ------------        ------------
Total                                                                                   5,764,246           3,504,995
                                                                                     ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (7,599,808)          1,953,312
                                                                                     ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              (51,489,359)        (43,237,067)

NET ASSETS
   Beginning of period                                                                230,462,014         273,699,081
                                                                                     ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $0 AND $0, RESPECTIVELY]                                                        $178,972,655        $230,462,014
                                                                                     ============        ============

                        See Notes to Financial Statements

PHOENIX-SENECA GROWTH FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS X
                                                          -------------------------------------------------------------------
                                                                                           SEVEN
                                                              YEAR ENDED APRIL 30,         MONTHS    YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------     ENDED    ------------------------
                                                           2003        2002       2001     4/30/00       1999        1998
Net asset value, beginning of period                      $12.30      $14.66     $22.31     $19.92      $16.46      $16.43
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                         (0.02)       0.00      (0.01)     (0.01)      (0.04)         --
   Net realized and unrealized gain (loss)                 (2.21)      (2.31)     (3.36)      4.94        5.11        1.28
                                                          ------      ------     ------     ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                      (2.23)      (2.31)     (3.37)      4.93        5.07        1.28
                                                          ------      ------     ------     ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                       --          --         --         --          --       (0.02)
   Distributions from net realized gains                      --       (0.05)     (4.28)     (2.54)      (1.61)      (1.23)
                                                          ------      ------     ------     ------      ------      ------
     TOTAL DISTRIBUTIONS                                      --       (0.05)     (4.28)     (2.54)      (1.61)      (1.25)
                                                          ------      ------     ------     ------      ------      ------
Change in net asset value                                  (2.23)      (2.36)     (7.65)      2.39        3.46        0.03
                                                          ------      ------     ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD                            $10.07      $12.30     $14.66     $22.31      $19.92      $16.46
                                                          ======      ======     ======     ======      ======      ======
Total return                                              (18.13)%    (15.76)%   (16.22)%    25.04 %(4)  32.19 %      8.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $21,121     $21,786    $28,864    $40,174     $35,695     $30,713
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                       1.13 %      1.04 %(5)  0.97 %(5)  1.06 %(3)   1.16 %      1.14%
   Net investment income (loss)                            (0.20)%      0.03 %    (0.03)%    (0.05)%(3)  (0.20)%      0.02%
Portfolio turnover                                           101 %       131 %      134 %       68 %(4)    169 %       166%

                                                                                    CLASS A
                                                          -------------------------------------------------------------------
                                                                                           SEVEN
                                                              YEAR ENDED APRIL 30,         MONTHS    YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------     ENDED    ------------------------
                                                           2003        2002       2001     4/30/00       1999        1998
Net asset value, beginning of period                      $11.90      $14.22     $21.83     $19.57      $16.23      $16.28
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                         (0.04)      (0.03)     (0.05)     (0.04)      (0.09)      (0.06)
   Net realized and unrealized gain (loss)                 (2.15)      (2.24)     (3.28)      4.84        5.04        1.24
                                                          ------      ------     ------     ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                      (2.19)      (2.27)     (3.33)      4.80        4.95        1.18
                                                          ------      ------     ------     ------      ------      ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                      --       (0.05)     (4.28)     (2.54)      (1.61)      (1.23)
                                                          ------      ------     ------     ------      ------      ------
     TOTAL DISTRIBUTIONS                                      --       (0.05)     (4.28)     (2.54)      (1.61)      (1.23)
                                                          ------      ------     ------     ------      ------      ------
Change in net asset value                                  (2.19)      (2.32)     (7.61)      2.26        3.34       (0.05)
                                                          ------      ------     ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD                            $ 9.71      $11.90     $14.22     $21.83      $19.57      $16.23
                                                          ======      ======     ======     ======      ======      ======
Total return(2)                                           (18.40)%    (15.97)%   (16.42)%    24.81 %(4)  31.89 %      7.93 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $127,553    $177,518   $215,736    $46,727     $31,001     $17,364

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                       1.38 %      1.29 %(5)  1.22 %(5)  1.31 %(3)   1.44 %      1.55 %
   Net investment income (loss)                            (0.41)%     (0.22)%    (0.29)%    (0.29)%(3)  (0.49)%     (0.36)%
Portfolio turnover                                           101 %       131 %      134 %       68 %(4)    169 %       166 %

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS B
                                                         ----------------------------------------------------------------------
                                                                                            SEVEN
                                                              YEAR ENDED APRIL 30,          MONTHS     YEAR ENDED SEPTEMBER 30,
                                                         ------------------------------      ENDED     ------------------------
                                                          2003        2002       2001      4/30/00         1999        1998
Net asset value, beginning of period                     $11.36       $13.68     $21.34     $19.28        $16.19      $18.71
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           (0.11)(1)    (0.12)(1)  (0.17)(1)  (0.17)(1)     (0.31)(1)   (0.04)
   Net realized and unrealized gain (loss)                (2.04)       (2.15)     (3.21)      4.77          5.01       (2.48)
                                                         ------       ------     ------     ------        ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                     (2.15)       (2.27)     (3.38)      4.60          4.70       (2.52)
                                                         ------       ------     ------     ------        ------      ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --        (0.05)     (4.28)     (2.54)        (1.61)         --
                                                         ------       ------     ------     ------        ------      ------
     TOTAL DISTRIBUTIONS                                     --        (0.05)     (4.28)     (2.54)        (1.61)         --
                                                         ------       ------     ------     ------        ------      ------
Change in net asset value                                 (2.15)       (2.32)     (7.66)      2.06          3.09       (2.52)
                                                         ------       ------     ------     ------        ------      ------
NET ASSET VALUE, END OF PERIOD                           $ 9.21       $11.36     $13.68     $21.34        $19.28      $16.19
                                                         ======       ======     ======     ======        ======      ======
Total return(2)                                          (18.93)%     (16.60)%   (17.11)%    24.10 %(4)    30.31 %    (13.47)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $13,600      $17,397    $16,458    $10,431        $4,395        $519

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.13 %       2.04 %(7)  1.97 %(7)  2.42 %(3)     2.60 %(5)   2.60 %(3)(5)
   Net investment income (loss)                           (1.16)%      (0.98)%    (1.03)%    (1.39)%(3)    (1.66)%     (1.12)%(3)
Portfolio turnover                                          101 %        131 %      134 %       68 %(4)      169 %       166 %(4)

                                                                                    CLASS C
                                                         ----------------------------------------------------------------------
                                                                                            SEVEN
                                                              YEAR ENDED APRIL 30,          MONTHS     YEAR ENDED SEPTEMBER 30,
                                                         ------------------------------      ENDED     ------------------------
                                                          2003        2002       2001      4/30/00         1999        1998
Net asset value, beginning of period                     $11.33       $13.65     $21.29     $19.25        $16.18      $18.71
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           (0.11)(1)    (0.12)(1)  (0.17)(1)  (0.19)(1)     (0.32)(1)   (0.06)
   Net realized and unrealized gain (loss)                (2.04)       (2.15)     (3.19)      4.77          5.00       (2.47)
                                                         ------       ------     ------     ------        ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                     (2.15)       (2.27)     (3.36)      4.58          4.68       (2.53)
                                                         ------       ------     ------     ------        ------      ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --        (0.05)     (4.28)     (2.54)        (1.61)         --
                                                         ------       ------     ------     ------        ------      ------
     TOTAL DISTRIBUTIONS                                     --        (0.05)     (4.28)     (2.54)        (1.61)         --
                                                         ------       ------     ------     ------        ------      ------
Change in net asset value                                 (2.15)       (2.32)     (7.64)      2.04          3.07       (2.53)
                                                         ------       ------     ------     ------        ------      ------
NET ASSET VALUE, END OF PERIOD                           $ 9.18       $11.33     $13.65     $21.29        $19.25      $16.18
                                                         ======       ======     ======     ======        ======      ======
Total return(2)                                          (18.98)%     (16.64)%   (17.08)%    24.09 %(4)    30.20 %    (13.52)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $16,698      $13,761    $12,641     $9,939        $1,833        $126

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.14 %       2.04 %(7)  1.97 %(7)  2.51 %(3)     2.60 %(6)   2.60 %(3)(6)
   Net investment income (loss)                           (1.19)%      (0.98)%    (1.02)%    (1.48)%(3)    (1.66)%     (1.39)%(3)
Portfolio turnover                                          101 %        131 %      134 %       68 %(4)      169 %       166 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.46% and 12.48% for the periods ended September 30, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.67% and 20.24% for the periods ended September 30, 1999 and 1998, respectively.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-SENECA STRATEGIC THEME FUND


                          INVESTMENTS AT APRIL 30, 2003

                                                     SHARES         VALUE
                                                    -------     ------------
COMMON STOCKS--95.4%

AIR FREIGHT & COURIERS--3.6%
United Parcel Service, Inc. Class B ..............  111,600     $  6,932,592

BANKS--3.7%
Bank of America Corp. ............................   96,120        7,117,686

BIOTECHNOLOGY--8.8%
Amgen, Inc.(b) ...................................  150,260        9,212,441
Gilead Sciences, Inc.(b) .........................  164,000        7,566,960
                                                                ------------
                                                                  16,779,401
                                                                ------------
BROADCASTING & CABLE TV--3.0%
Clear Channel Communications, Inc.(b) ............  143,700        5,620,107

COMPUTER HARDWARE--3.8%
International Business Machines Corp. ............   85,800        7,284,420

COMPUTER STORAGE & PERIPHERALS--4.0%
EMC Corp.(b) .....................................  830,670        7,550,790

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--3.0%
Deere & Co. ......................................  130,660        5,752,960

DIVERSIFIED CHEMICALS--2.7%
Dow Chemical Co. (The) ...........................  154,800        5,052,672

DIVERSIFIED FINANCIAL SERVICES--7.7%
American Express Co. .............................  183,060        6,930,652
Goldman Sachs Group, Inc. (The) ..................  102,590        7,786,581
                                                                ------------
                                                                  14,717,233
                                                                ------------

                                                     SHARES         VALUE
                                                    -------     ------------
HEALTH CARE EQUIPMENT--4.8%
Medtronic, Inc. ..................................  190,100     $  9,075,374

HOUSEHOLD PRODUCTS--3.9%
Procter & Gamble Co. .............................   82,500        7,412,625

INTERNET RETAIL--2.5%
eBay, Inc.(b) ....................................   52,100        4,833,317

INTERNET SOFTWARE & SERVICES--2.9%
Yahoo! Inc.(b) ...................................  223,900        5,548,242

MANAGED HEALTH CARE--4.2%
WellPoint Health Networks, Inc.(b) ...............  104,700        7,950,918

NETWORKING EQUIPMENT--4.1%
Cisco Systems, Inc.(b) ...........................  520,810        7,832,982

OIL & GAS EQUIPMENT & SERVICES--3.0%
Schlumberger Ltd. ................................  135,700        5,689,901

PHARMACEUTICALS--3.3%
Lilly (Eli) & Co. ................................   98,500        6,286,270

PUBLISHING & PRINTING--3.1%
Tribune Co. ......................................  118,600        5,809,028

SEMICONDUCTOR EQUIPMENT--3.8%
Applied Materials, Inc.(b) .......................  488,330        7,129,618

SEMICONDUCTORS--12.0%
Intel Corp. ......................................  454,840        8,369,056
Texas Instruments, Inc. ..........................  363,980        6,729,990
Xilinx, Inc.(b) ..................................  282,980        7,660,269
                                                                ------------
                                                                  22,759,315
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-SENECA STRATEGIC THEME FUND

                                                     SHARES         VALUE
                                                    -------     ------------
SYSTEMS SOFTWARE--7.5%
Microsoft Corp. ..................................  331,900     $  8,486,683
Oracle Corp.(b) ..................................  479,480        5,696,222
                                                                ------------
                                                                  14,182,905
                                                                ------------

- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $183,414,651)                                   181,318,356
- ----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.0%

IT CONSULTING & SERVICES--3.0%
Accenture Ltd. Class A (Bermuda)(b) ..............  357,950        5,734,359
- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $6,151,568)                                       5,734,359
- ----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.4%
(IDENTIFIED COST $189,566,219)                                   187,052,715
- ----------------------------------------------------------------------------


                                          STANDARD
                                          & POOR'S    PAR
                                           RATING    VALUE
                                         (Unaudited) (000)          VALUE
                                         ----------- -----      ------------

SHORT-TERM OBLIGATIONS--1.9%

COMMERCIAL PAPER--1.9%
Corporate Asset Funding Co. 1.36%,
5/1/03 ...............................        A-1+   $3,545     $  3,545,000
- ----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,545,000)                                       3,545,000
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $193,111,219)                                   190,597,715(a)

Other assets and liabilities, net--(0.3)%                           (566,870)
                                                                ------------
NET ASSETS--100.0%                                              $190,030,845
                                                                ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $15,473,964 and gross depreciation of $17,987,468 for federal income tax purposes. At April 30, 2003, the aggregate cost of securities for federal income tax purposes was $193,111,219.
(b) Non-income producing.

                        See Notes to Financial Statements

PHOENIX-SENECA STRATEGIC THEME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003

ASSETS
Investment securities at value
   (Identified cost $193,111,219)                             $190,597,715
Cash                                                                     5
Receivables
   Fund shares sold                                                139,165
   Dividends                                                        97,260
Prepaid expenses                                                     1,252
                                                              ------------
     Total assets                                              190,835,397
                                                              ------------
LIABILITIES
Payables
   Fund shares repurchased                                         311,956
   Transfer agent fee                                              239,223
   Investment advisory fee                                         113,629
   Distribution and service fees                                    58,394
   Financial agent fee                                              12,890
   Trustees' fee                                                     3,870
   Payable to adviser                                                  148
Accrued expenses                                                    64,442
                                                              ------------
     Total liabilities                                             804,552
                                                              ------------
NET ASSETS                                                    $190,030,845
                                                              ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $473,041,331
Accumulated net realized loss                                 (280,496,982)
Net unrealized depreciation                                     (2,513,504)
                                                              ------------
NET ASSETS                                                    $190,030,845
                                                              ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $156,016,694)            21,758,493
Net asset value per share                                            $7.17
Offering price per share $7.17/(1-5.75%)                             $7.61

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $30,754,517)              4,630,256
Net asset value per share and offering per share                     $6.64

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $3,259,634)                 490,352
Net asset value and offering price per share                         $6.65



                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2003


INVESTMENT INCOME
Dividends                                                    $  1,317,673
Interest                                                           86,299
Foreign taxes withheld                                            (24,091)
                                                             ------------
     Total investment income                                    1,379,881
                                                             ------------
EXPENSES
Investment advisory fee                                         1,611,590
Service fees, Class A                                             432,776
Distribution and service fees, Class B                            381,525
Distribution and service fees, Class C                             36,159
Financial agent fee                                               197,832
Transfer agent                                                    880,740
Printing                                                           61,399
Registration                                                       36,941
Professional                                                       30,149
Trustees                                                           26,862
Custodian                                                          22,071
Miscellaneous                                                      21,977
                                                             ------------
     Total expenses                                             3,740,021
                                                             ------------
NET INVESTMENT LOSS                                            (2,360,140)
                                                             ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                               (69,840,522)
Net change in unrealized appreciation (depreciation) on
   investments                                                  5,719,955
                                                             ------------
NET LOSS ON INVESTMENTS                                       (64,120,567)
                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                $(66,480,707)
                                                             ============

                        See Notes to Financial Statements

PHOENIX-SENECA STRATEGIC THEME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended                       Year Ended
                                                                                        4/30/03                          4/30/02
                                                                                     -------------                    -------------
FROM OPERATIONS
   Net investment income (loss)                                                      $  (2,360,140)                   $  (4,067,228)
   Net realized gain (loss)                                                            (69,840,522)                    (130,345,616)
   Net change in unrealized appreciation (depreciation)                                  5,719,955                      (20,265,267)
                                                                                     -------------                    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (66,480,707)                    (154,678,111)
                                                                                     -------------                    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                                       --                       (1,174,449)
   Net realized short-term gains, Class B                                                       --                         (310,332)
   Net realized short-term gains, Class C                                                       --                          (27,684)
                                                                                     -------------                    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                    --                       (1,512,465)
                                                                                     -------------                    -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,202,409 and 1,763,040 shares, respectively)          8,373,162                       18,328,056
   Net asset value of shares issued from reinvestment of distributions
     (0 and 113,353 shares, respectively)                                                       --                        1,123,228
   Cost of shares repurchased (7,038,581 and 6,243,291 shares, respectively)           (50,064,099)                     (63,311,091)
                                                                                     -------------                    -------------
Total                                                                                  (41,690,937)                     (43,859,807)
                                                                                     -------------                    -------------
CLASS B
   Proceeds from sales of shares (314,731 and 725,071 shares, respectively)              2,057,339                        7,653,635
   Net asset value of shares issued from reinvestment of distributions
     (0 and 31,788 shares, respectively)                                                        --                          294,676
   Cost of shares repurchased (2,741,086 and 2,484,271 shares, respectively)           (18,093,979)                     (24,306,491)
                                                                                     -------------                    -------------
Total                                                                                  (16,036,640)                     (16,358,180)
                                                                                     -------------                    -------------
CLASS C
   Proceeds from sales of shares (67,302 and 176,084 shares, respectively)                 446,332                        1,740,052
   Net asset value of shares issued from reinvestment of distributions
     (0 and 2,814 shares, respectively)                                                         --                           26,117
   Cost of shares repurchased (226,497 and 152,292 shares, respectively)                (1,526,662)                      (1,420,277)
                                                                                     -------------                    -------------
Total                                                                                   (1,080,330)                         345,892
                                                                                     -------------                    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (58,807,907)                     (59,872,095)
                                                                                     -------------                    -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              (125,288,614)

NET ASSETS
   Beginning of period                                                                 315,319,459                      531,382,130
                                                                                     -------------                    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $0 AND $0, RESPECTIVELY]                                                        $ 190,030,845                    $ 315,319,459
                                                                                     =============                    =============

                        See Notes to Financial Statements

PHOENIX-SENECA STRATEGIC THEME FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                    -------------------------------------------------------
                                                                                      YEAR ENDED APRIL 30,
                                                                    -------------------------------------------------------
                                                                     2003       2002         2001        2000         1999
Net asset value, beginning of period                                $ 9.06     $13.02       $22.62      $18.22       $13.70
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                                   (0.07)     (0.09)       (0.15)      (0.16)       (0.11)
   Net realized and unrealized gain (loss)                           (1.82)     (3.83)       (6.10)       8.69         6.03
                                                                    ------     ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                                (1.89)     (3.92)       (6.25)       8.53         5.92
                                                                    ------     ------       ------      ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                                --      (0.04)       (3.35)      (4.13)       (1.40)
                                                                    ------     ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                                --      (0.04)       (3.35)      (4.13)       (1.40)
                                                                    ------     ------       ------      ------       ------
Change in net asset value                                            (1.89)     (3.96)       (9.60)       4.40         4.52
                                                                    ------     ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                      $ 7.17     $ 9.06       $13.02      $22.62       $18.22
                                                                    ======     ======       ======      ======       ======
Total return(1)                                                     (20.86)%   (30.13)%     (27.94)%     53.26 %      44.91 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $156,017   $250,131     $416,159    $620,919     $107,871

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 1.60 %     1.39 %(3)    1.30 %(3)   1.29 %(3)    1.38 %(3)
   Net investment income (loss)                                      (0.95)%    (0.87)%      (0.81)%     (0.77)%      (0.72)%
Portfolio turnover                                                     119 %      147 %        129 %       157 %        205 %


                                                                                           CLASS B
                                                                    -------------------------------------------------------
                                                                                      YEAR ENDED APRIL 30,
                                                                    -------------------------------------------------------
                                                                     2003       2002         2001        2000         1999
Net asset value, beginning of period                                $ 8.46     $12.25       $21.70      $17.75       $13.46
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                                   (0.11)     (0.16)       (0.27)      (0.28)       (0.22)
   Net realized and unrealized gain (loss)                           (1.71)     (3.59)       (5.83)       8.36         5.91
                                                                    ------     ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                                (1.82)     (3.75)       (6.10)       8.08         5.69
                                                                    ------     ------       ------      ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                                --      (0.04)       (3.35)      (4.13)       (1.40)
                                                                    ------     ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                                --      (0.04)       (3.35)      (4.13)       (1.40)
                                                                    ------     ------       ------      ------       ------
Change in net asset value                                            (1.82)     (3.79)       (9.45)       3.95         4.29
                                                                    ------     ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                      $ 6.64     $ 8.46       $12.25      $21.70       $17.75
                                                                    ======     ======       ======      ======       ======
Total return(1)                                                     (21.51)%   (30.64)%     (28.48)%     52.03 %      43.98 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $30,755    $59,690     $107,589    $157,169      $84,698

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 2.34 %     2.14 %(3)    2.05 %(3)   2.04 %(3)    2.13 %(3)
   Net investment income (loss)                                      (1.71)%    (1.62)%      (1.56)%     (1.47)%      (1.48)%
Portfolio turnover                                                     119 %      147 %        129 %       157 %        205 %

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-SENECA STRATEGIC THEME FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                    -------------------------------------------------------
                                                                                      YEAR ENDED APRIL 30,
                                                                    -------------------------------------------------------
                                                                     2003       2002         2001        2000         1999
Net asset value, beginning of period                                $ 8.47     $12.26       $21.71      $17.75       $13.47
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                                   (0.11)     (0.16)       (0.25)      (0.29)       (0.22)
   Net realized and unrealized gain (loss)                           (1.71)     (3.59)       (5.85)       8.38         5.90
                                                                    ------     ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                                (1.82)     (3.75)       (6.10)       8.09         5.68
                                                                    ------     ------       ------      ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                                --      (0.04)       (3.35)      (4.13)       (1.40)
                                                                    ------     ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                                --      (0.04)       (3.35)      (4.13)       (1.40)
                                                                    ------     ------       ------      ------       ------
Change in net asset value                                            (1.82)     (3.79)       (9.45)       3.96         4.28
                                                                    ------     ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                      $ 6.65     $ 8.47       $12.26      $21.71       $17.75
                                                                    ======     ======       ======      ======       ======
Total return(1)                                                     (21.49)%   (30.61)%     (28.46)%     52.09 %      43.87 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $3,260     $5,499       $7,634      $5,156         $682

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 2.34 %     2.14 %(3)    2.05 %(3)   2.04 %(3)    2.13 %(3)
   Net investment income (loss)                                      (1.71)%    (1.61)%      (1.53)%     (1.53)%      (1.47)%
Portfolio turnover                                                     119 %      147 %        129 %       157 %        205 %

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003


1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Growth Fund is a diversified Fund and seeks to achieve long-term growth of capital. The Strategic Theme Fund is a diversified Fund and seeks long-term growth of capital.
   Each Fund offers Class A, Class B and Class C shares. The Growth Fund also offers Class X shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class X shares have no sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C shares bear different distribution and/or service expenses and have exclusive voting rights with respect to their distribution and/or service plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that Class A, Class B and Class C shares bear distribution and/or service expenses unique to that class. Class X bears no distribution and/or service expenses.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of nontaxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:
   Expenses incurred by the Trust with respect to the Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

G. OPTIONS:
   The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003 (CONTINUED)

option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   The Trust may purchase options which are included in the Trust's Schedules of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. As of April 30, 2003, there were no options outstanding.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund.

                                      1st $1      $1-2         $2+
                                      Billion    Billion     Billion
                                      -------    -------     -------
Growth Fund .......................     0.70%      0.65%      0.60%
Strategic Theme Fund ..............     0.75%      0.70%      0.65%

   Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Growth Fund and Strategic Theme Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Growth Fund and 0.375% to 0.10% of the average daily net assets of the Strategic Theme Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners, Ltd. ("PXP"), an indirect wholly-owned subsidiary of PNX.
   Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions and deferred sales charges for the year ended April 30, 2003 as follows:

                            Class A        Class B          Class C
                          Net Selling      Deferred         Deferred
                          Commissions    Sales Charges    Sales Charges
                          -----------    -------------    -------------
Growth Fund ............    $11,752          $41,979         $6,074
Strategic Theme Fund ...     16,806           64,572            893

   In addition to these amounts the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX for Class A net selling commissions.

Growth Fund ......................    $ 7,890
Strategic Theme Fund .............     26,730

   In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class. There are no distribution and/or service fees for Class X.
   The Distributor has advised the Trust that the total amount expensed for the year ended April 30, 2003 is as follows:

                                               Distribution    Distribution
                            Distribution          and/or          and/or
                              and/or           Service Fees    Service Fees
                            Service Fees         Paid to         Paid to
                             Retained by       Unaffiliated    W.S. Griffith
                             Distributor       Participants   Securities, Inc.
                            ------------       ------------   ----------------
Growth Fund ..............     $294,439          $324,400          $ 7,563
Strategic Theme Fund .....      350,641           428,492           71,327

   For the year ended April 30, 2003, the following Funds paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions in connection with portfolio transactions effected on behalf of each Fund as follows:

                                         Commissions Paid
                                      to PXP Securities Corp.
                                      -----------------------
Growth Fund .........................        $ 52,016
Strategic Theme Fund ................         137,176

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO) plus (2) the documented cost to PEPCO to provide tax services and oversight of the subagent's performance. For the year ended April 30, 2003 financial agent fees were $378,958 as reported in the Statement of Operations of which PEPCO received $37,958 per Fund. Effective January 1, 2003 the fee schedule of PFPC Inc., ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix Funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 2003, transfer agent fees were $1,324,198 as reported in the Statement of Operations, of which PEPCO retained the following:

                                          Transfer Agent
                                           Fee Retained
                                          --------------
Growth Fund ............................     $151,617
Strategic Theme Fund ...................      349,336

   At April 30, 2003, PNX and its affiliates held shares of the Trust as follows:
                                                   Aggregate
                                                   Net Asset
                                         Shares      Value
                                        -------    ---------
Growth Fund--Class X .................      59     $    594
Growth Fund--Class A .................     167        1,622
Growth Fund--Class B .................  17,689      162,916
Growth Fund--Class C .................   8,706       79,921

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003 (CONTINUED)


3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities (excluding short-term securities and options) for the year ended April 30, 2003, aggregated the following:

                                     Purchases          Sales
                                   ------------      ------------
Growth Fund ....................   $183,903,670      $180,579,734
Strategic Theme Fund ...........    251,086,493       300,306,968

   There were no purchases or sales of long-term U.S. Government securities.

4. ASSET CONCENTRATIONS
   The Trust may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Trust, positive or negative, than if the Trust did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION
   The funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                          Expiration Year
                                        2010               2011
                                   -------------       -----------
Growth Fund ....................    $ 50,273,807       $39,492,502
Strategic Theme Fund ...........     200,938,063        71,299,405

   The Trust may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.
   Under the current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 2003, the funds deferred post-October capital losses and recognized prior year post-October losses as follows:

                                       Deferred          Recognized
                                      ----------         ----------
Growth Fund .......................   $8,683,728         $9,929,616
Strategic Theme Fund ..............    8,259,514          9,525,853

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0 for each Fund. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended April 30, 2003, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Trust. The following funds recorded reclassifications to increase (decrease) the accounts listed below:

                                  Capital Paid in
                                    on Shares of      Undistributed
                                     Beneficial       Net Investment
                                      Interest        Income (Loss)
                                  ----------------    --------------
Growth Fund .....................    $  (933,092)       $  933,092
Strategic Theme Fund ............     (2,360,140)        2,360,140


This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS


[GRAPHIC OMITTED]

PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix Strategic Equity Series Fund



   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund (constituting the Phoenix Strategic Equity Series Fund, hereafter referred to as the "Trust") at April 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/ PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
June 11, 2003

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 23. EXHIBITS

         a. Agreement and Declaration of Trust of the Registrant, dated June 23, 2000, filed via EDGAR with Post-Effective Amendment No. 41 on August 28, 2000, incorporated herein by reference.

         b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 41 on August 28, 2000, incorporated herein by reference.


         c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

         d.1*  Amended and Restated Investment Advisory
               Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 20, 2002 filed via EDGAR herewith.

         d.2 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC, dated June 26, 1998, on behalf of Growth Fund filed via EDGAR as Exhibit 5.5 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

         d.3 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC dated August 6, 1999, on behalf of Strategic Theme Fund filed via EDGAR as Exhibit d.7 with Post-Effective Amendment No. 39 on May 11, 2000, incorporated herein by reference.

         d.4* Amendment to Sub-Advisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC dated November 20, 2002 on behalf of the Strategic Theme Fund, filed via EDGAR herewith.

         d.5* Amendment to Sub-Advisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC, on behalf of the Growth Fund, dated November 20, 2002 filed via EDGAR herewith.


         e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 28 on February 13, 1998, and incorporated herein by reference.


         e.2* Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR herewith.


         f.    None.

         g. Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

         h.1 Transfer Agency and Service Agreement between Registrant and Equity Planning dated June 1, 1994, filed via EDGAR as Exhibit
               9.1 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

         h.2 Sub-Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

         h.3 Amended and Restated Financial Agent Agreement between Registrant and Equity Planning dated November 19, 1997 filed via EDGAR as
               Exhibit 9.3 with Post-Effective Amendment No. 28 on February 13, 1998, incorporated herein by reference.

         h.4 First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated March 23, 1998, filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

         h.5 Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998, filed via EDGAR as Exhibit 9.5 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.


         h.6* Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated January 1, 2003 filed via EDGAR herewith.


         i. Opinion as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 41 on August 28, 2000, incorporated herein by reference.

         j.*   Consent of Independent Auditors filed via EDGAR herewith.


         k.    Not applicable.

         l.    None.

         m.1 Amended and Restated Distribution Plan for Class A Shares filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

         m.2 Distribution Plan for Class B Shares filed via EDGAR with Post-Effective Amendment No. 41 on August 28, 2000, incorporated herein by reference.

         m.3 Distribution Plan for Class C Shares filed via EDGAR with Post-Effective Amendment No. 41 on August 28, 2000, incorporated herein by reference.


         m.4* First Amendment to the Amended and Restated Distribution Plan for Class A Shares filed via EDGAR herewith.


         n.    Financial Data Schedules.


         o.1* Fourth Amended and Restated Plan Pursuant to Rule 18f-3, effective May 1, 2003, filed via EDGAR herewith.


         p. Code of Ethics of the Trust, its Adviser, Subadvisers and Distributor filed via EDGAR with Post-Effective Amendment No. 43 on June 28, 2002 and incorporated herein by reference.


         q.1 Powers of Attorney for Ms. Curtiss filed via EDGAR with Post-Effective Amendment No. 43 on June 28, 2002 and incorporated herein by reference.

         q.2*  Powers of attorney for all Trustees filed via EDGAR herewith.


------------------
*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND No person is controlled by, or under common control, with the Fund.

ITEM 25. INDEMNIFICATION

   The Agreement and Declaration of Trust dated June 23, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   See "Management of the Fund" in the Prospectus and "Services of the Advisers" and "Management of the Trust" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement. For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Advisers reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

   (a) Equity Planning also serves as the principal underwriter for the following other investment companies:


        Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income &

        Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


  (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

NAME AND PRINCIPAL                                    POSITIONS AND OFFICES                        POSITIONS AND OFFICES WITH
   ADDRESS                                              WITH DISTRIBUTOR                                 REGISTRANT
   -------                                              ----------------                                 ----------

William R. Moyer                                      Director, Executive Vice President,          Executive Vice President
56 Prospect St.                                       Chief Financial Officer and Treasurer
P.O. Box 150480
Hartford, CT 06115-0480


John F. Sharry                                        President,                                   Executive Vice President
56 Prospect St.                                       Private
P.O. Box 150480                                       Client Group
Hartford, CT 06115-0480


Robert S. Driessen                                    Vice President, Compliance                   Vice President and
56 Prospect Street                                                                                 Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline Porter                                     Assistant Vice President,                    Assistant Treasurer
56 Prospect St.                                       Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

   Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include herein described Funds' investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.

ITEM 29. MANAGEMENT SERVICES

   Not applicable.

ITEM 30. UNDERTAKINGS

   Not applicable.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act and the Investment Company Act 1940, the Fund certifies that it meets all of the requirements for the effectiveness of this registration statement under the rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 26th day of August, 2003.


                                            PHOENIX STRATEGIC EQUITY SERIES FUND


ATTEST: /s/MATTHEW A. SWENDIMAN              BY: /s/PHILIP R. MCLOUGHLIN
           ------------------------------    ---------------------------------
           MATTHEW A. SWENDIMAN                     PHILIP R. MCLOUGHLIN
           ASSISTANT SECRETARY                      PRESIDENT

   Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 26th day of August, 2003.



                     SIGNATURE                                                  TITLE
                     ---------                                                  -----
       ---------------------------------------                                  Trustee
                   Robert Chesek*


       ---------------------------------------                                  Trustee
                 E. Virgil Conway*


                /s/ Nancy G. Curtiss                                            Treasurer (Principal Financial
       ---------------------------------------                                  and Accounting Officer)
                  Nancy G. Curtiss


       ---------------------------------------                                  Trustee
                Harry Dalzell-Payne*


       ---------------------------------------                                  Trustee
                Francis E. Jeffries*


       ---------------------------------------                                  Trustee
                 Leroy Keith, Jr.*

                                                                                Trustee
       ---------------------------------------

                Marilyn E. LaMarche*



              /s/ Philip R. McLoughlin                                          Trustee and President
       ---------------------------------------                                  (Principal Executive Officer)
                Philip R. McLoughlin


       ---------------------------------------                                  Trustee
               Geraldine M. McNamara*


       ---------------------------------------                                  Trustee
                 Everett L. Morris*


       ---------------------------------------                                  Trustee
                  James M. Oates*


       ---------------------------------------                                  Trustee

                Richard E. Segerson*



       ---------------------------------------                                  Trustee
              Lowell P. Weicker, Jr.*


*By /s/Philip R. McLoughlin
       ---------------------------------------
*  Philip R. McLoughlin pursuant to powers of attorney.

                                      S-1